As filed with the Securities and Exchange Commission on April 27, 2017

1933 Act Registration No. 333-144274

1940 Act Registration No. 811-4160

CIK No. 0000757552

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 12

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 39

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

(Exact Name of Registrant)

Lincoln Ensemble II VUL

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of Depositor’s principal executive offices)

Kirkland L. Hicks

The Lincoln National Life Insurance Company

150 North Radnor Chester Road

Radnor, PA 19087

(Name and address of agent for service)

Copies to:

John L. Reizian

The Lincoln National Life Insurance Company

350 Church Street

Hartford, CT 06103

Title and amount of Securities being registered:

Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Form 24F-2 for the December 31, 2016 was filed on March 28, 2017.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On May 1, 2017, pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date), pursuant to paragraph (a)(1) of Rule 485.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

May 1, 2017

Lincoln Ensemble II VUL

Lincoln Life Flexible Premium Variable Life Account JF-A

Flexible Premium Variable Life Insurance Policy

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

One Granite Place, Concord, New Hampshire 03301 800-487-1485

This Prospectus describes the Lincoln Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or the "Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios, Inc.

American Funds Insurance Series

Delaware VIP Trust

Deutsche Investments VIT® Funds

Fidelity® Variable Insurance Products

Franklin Templeton Variable Insurance Products Trust

Goldman Sachs Variable Insurance Trust

Lincoln Variable Insurance Products Trust

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

ProFunds® VP

T. Rowe Price Equity Series, Inc.

Vanguard® Variable Insurance Fund

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 487-1485 or by referring to the contact information provided by the Portfolio on the cover page of its summary prospectus.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.

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policy benefits/risks summary

▶  POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 12 and 13 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

▶  ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

▶  DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

Choice of Death Benefit Option: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

▶  ACCESS TO CASH VALUE

Loans: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

Partial Withdrawals: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

Surrenders: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

▶  FLEXIBILITY OF PREMIUMS

After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

▶  "FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by either returning it to our Service Office or to our representative within 10 days after you receive it, within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

▶  OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the

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Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

▶  SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

▶  GENERAL ACCOUNT

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

▶  TRANSFERS

General: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

Dollar Cost Averaging: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

Portfolio Rebalancing: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

▶  SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

▶  CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

▶  TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

▶  SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

policy risks

▶  DATES

The Policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

▶  INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and

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your Policy could lapse without value, unless you pay additional premiums.

▶  POLICY VALUES IN THE GENERAL ACCOUNT

If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "The Company", "The Separate Account" and the "General Account." The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits.

Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.

▶  SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion or even exceed your Surrender Value. Accordingly, you should not purchase the Policy if you will need your Cash Value in a short period of time.

▶  RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period if you make timely premium payments sufficient to cover the Monthly Deduction. Subject to certain conditions you may reinstate a lapsed Policy.

▶  TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this Policy may change at any time.

▶  WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

▶  LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

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▶  CYBER SECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

portfolio risks

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

fee tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulation Value among the Divisions and the General Account.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Tax Charge (1)	Each Premium Payment	2.5% of premium

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TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Surrender Charge (2)	Policy surrender, partial withdrawal, or decrease in Specified Amount in first ten Policy Years and first ten years after any increase in Specified Amount
Maximum Charge -		$60.55 per For 36 year old, male non-smoker, Standard rating class: $3.08 per $1,000 of Specified Amount in Policy Year 1, declining to $0.51 per $1,000 of Specified Amount in Policy Year 10
Transfer Fees	Upon Transfer	$0 on first 12 transfers in each Policy Year; the lesser of $25 or 10% of the amount transferred thereafter.
Withdrawal Charge	Upon Withdrawal	The lesser of $25 or 2% of the partial withdrawal amount.
In-force Policy Illustrations	Upon Request	$25 (3)
Net Policy Loan Interest Rate (4)	Upon each Policy Anniversary or, when applicable, loan repayment, Policy surrender, reinstatement of Policy or death of the Insured	Type A Loan: 0% (5) Type B Loan: 2% annually (5)

(1)  Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2)  This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. Your Policy's maximum initial surrender charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Guideline Annual Premium varies based on your Policy's Specified Amount, Issue Age, risk classification, and gender of the Insured. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below, declining to 0 after the 10th Policy Year:

Policy Year	Surrender Charge Factor
1-5.30
6.25
7.20
8.15
9.10
10.05
11 and after	0

  For more information and an example, see "Charges Deducted Upon Surrender" at page 28 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

  If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Charges Deducted Upon Surrender," beginning on page [28].

  The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4)  The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5)  No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See "Policy Loans", beginning on page 30.

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The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Portfolios' fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance (per $1,000 of net amount at risk) (1)	Monthly on Monthly Anniversary Date	$0.06 - $25.48 per $1,000 For 36 year old male non-smoker, Standard rating class: Current: $0.15 per $1,000 Guaranteed: $0.15 per $1,000 of Specified Amount
Mortality and Expense Risk Charge (2)	Accrued Daily	0.90% annually
Administrative Expense Charge	Monthly on Monthly Anniversary Date	$6 per month
Tax Charge	Each Valuation Period	Currently none (3)

(1)  The cost of insurance charge varies based on the Insured's Issue Age, gender, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.

  The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2)  The rate given is an effective annual rate.

(3)  We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page [27] below.

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Currently we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Accumulation Value as part of the Monthly Deduction. You may not be eligible for all of the optional riders shown below. The benefits provided under each rider are summarized in "Supplemental Benefits" below.

RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accidental Death Benefit	Monthly on the Monthly Anniversary Date	$0.07 - $0.16 per $1000 of Insurance Risk (1), (5) 36 year old male non-smoker, Standard rating class: $0.07 per $1,000 of Insurance Risk
Automatic Increase	Monthly on the Monthly Anniversary Date	Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (2), (5) 36 year old male non-smoker, Standard rating class: $0.01 per $1,000 of Initial Specified Amount
Children's Term Insurance	Monthly on the Monthly Anniversary Date	$.50 per $1,000 of Death Benefit
Guaranteed Death Benefit	Monthly on the Monthly Anniversary Date	$0.01 per $1,000 of Specified Amount.
Guaranteed Insurability Rider	Monthly on the Monthly Anniversary Date	$0.03 - $0.16 per $1,000 of Specified Amount (3), (5) 36 year old male non-smoker, Standard rating class: $0.12 per $1,000 of Specified Amount
Other Insured Term Rider	Monthly on the Monthly Anniversary Date	$0.07 - $4.21 per $1,000 of Death Benefit (4), (5) 36 year old female non-smoker, Preferred Plus rating class: $0.13 per $1,000 of Death Benefit
Waiver of Specified Premium Rider	Monthly on the Monthly Anniversary Date	$.012 - $0.12 per $1000 of Specified Monthly Premium (1), (5) 36 year old male non-smoker, Standard rating class: $0.12 per $1,000 of Specified Monthly Premium
Waiver of Premium Disability Rider	Monthly on the Monthly Anniversary Date	$0.01 - $0.29 per $1000 of Net Amount at Risk (1), (5) 36 year old male non-smoker, Standard rating class: $0.02 per $1,000 of Net Amount at Risk
Exchange of Insured Rider	At time of exchange	$1 per $1000 of Specified Amount to a maximum of $150
Terminal Illness Accelerated Benefit Rider		No charge
Extension of Maturity Date Rider		No charge
Primary Insured Term Rider	Monthly on the Monthly Anniversary Date	$0.02 - $19.04 per $1000 of Death Benefit (1), (5) 36 year old male non-smoker, Preferred rating class: $0.05 per $1,000 of Death Benefit

(1)  The monthly rate for this rider is based on the Attained Age of the Insured.

(2)  The monthly rate for this rider is based on the Issue Age of the Insured.

(3)  The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(4)  This charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the Cost of Insurance charge on the Policy. See footnote (1) on page 7.

(5)  The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

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The following table shows the annual fund fees and expenses that are deducted daily from the Portfolios in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each Portfolio.

These fees and expenses may change at any time.

Charges Assessed Against the Underlying Funds
	Maximum		Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.76	%(1)	0.19%

(1)  The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.46%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, these rules permit the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to adopt redemption fees to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

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definitions

Accumulation Value—The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age—The Insured's age at his/her nearest birthdays.

Allocation Date—The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age—The age of the Insured at the last Policy Anniversary.

Beneficiary—The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

Cash Value—The Accumulation Value less any Surrender Charge.

Code—The Internal Revenue Code of 1986, as amended.

Company—The Lincoln National Life Insurance Company.

Cost of Insurance—A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Date of Receipt—Any Valuation Date on which a notice or premium payment, other than the initial premium payment is received at our Service Office.

Death Benefit—The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

Death Benefit Options—The methods for determining the Death Benefit.

Division—A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

Fund—An open-end management investment company whose shares are purchased by the

Separate Account to fund the benefits provided by the Policy.

General Account—A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

Grace Period—The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Insured—The person on whose life the Policy is issued.

Issue Age—The Age of the Insured on the Policy's Issue Date.

Issue Date—The effective date on which we issue the Policy.

Loan Value—Generally, 90% of the Policy's Cash Value on the date of a loan.

Maturity Date—Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

Minimum Initial Premium—The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

Monthly Anniversary Date—The same day in each month as the Policy Date.

Net Premium—The gross premium less the Premium Tax Charge.

Policy—The life insurance contract described in this Prospectus.

Policy Date—The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

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Policy Debt—The sum of all unpaid policy loans and accrued interest thereon.

Portfolio—A separate investment series of one of the Funds.

Proof of Death—One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC—Securities and Exchange Commission.

Separate Account JF-A or the Separate Account—Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

Service Office—Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Specified Amount—The amount you chose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used to determine the Death Benefit.

State—Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

Surrender Charge—An amount we retain upon the surrender of the Policy, or a withdrawal.

Surrender Value—Cash Value less any Policy Debt.

Target Premium—The premium from which first year commissions will be determined and which varies by gender, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date—The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

Valuation Period—The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

the company

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On

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July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-487-1485.

At December 31, 2016 the Company and its subsidiaries had total assets of approximately $262.1 billion and had $627.8 billion of insurance in force, while total assets of Lincoln National Corporation were $261.6 billion

We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-487-1485 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

the separate account

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each

Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios,

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including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

The Separate Account was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

Divisions. The Policy presently offers fifty-five Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

fund participation agreements

In order to make the Portfolio available, Lincoln Life has entered into agreements with the trusts or corporations or their advisors or distributors. In some of these agreements, we must perform certain services for the Portfolio advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the portfolio; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.35% based upon the assets of a Portfolio attributable to the Policies. Additionally, a Portfolio's advisor and/or distributor (or its affiliate's) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1

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fees, or be paid by advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Variable Portfolios, Inc., American Funds Insurance Series, Deutsche VIP Trust, Fidelity® Variable Insurance, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products, Inc., PIMCO Variable Insurance Trust, ProFunds VP and T. Rowe Price Equity Series, Inc.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

distribution of the policies and compensation

The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation," as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive

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additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

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investment and fixed account options

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account or to a combination of the Divisions and the General Account.

If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.

Selecting Investment Options

◆  Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

◆  Understand the risks associated with the options you choose. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks. Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds.

◆  Be informed. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

▶  SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

The Separate Account is currently divided into 55 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios, Inc.
American Funds Insurance Series
Delaware VIP® Trust
Deutsche Investments VIT Funds
Fidelity® Variable Insurance Products Fund ("VIP")
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Variable Insurance Trust
Lincoln Variable Insurance Products Trust ("LVIP")
MFS® Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFunds® VP
T. Rowe Price Equity Series, Inc.
Vanguard® Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value

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Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

▶  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors") (formerly known as Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the

investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds (formerly Scudder Investment VIT Funds). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granaham Investment Management, Inc. ("Granaham") and Granaham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio, Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

PORTFOLIO CHOICES

LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Growth Fund (Class 2)	Growth of Capital	Capital Research and Management Company ("Capital")
Fidelity® VIP Growth Portfolio (Initial Class)	To achieve capital appreciation.	Fidelity Management & Research Company ("FMR")
Goldman Sachs VIT Strategic Growth Fund (Institutional Shares)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.
LVIP Wellington Capital Growth Fund (Standard Class)	Capital growth.	Lincoln Investment Advisors Corporation ("LVIP")
LVIP Dimensional U.S. Core Equity I Fund (Service Class)	Long-term capital appreciation.	LVIP
LVIP T. Rowe Price Growth Stock Fund (Standard Class)	Long-term capital growth.	LVIP
ProFund® VP Large-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the "index").	ProFund Advisors LLC ("ProFund")

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PORTFOLIO CHOICES

LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Long-term capital appreciation.	FMR
LVIP SSGA S&P 500 Index Fund(1) (Standard Class)	To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S. as represented by the S&P 500 Index.	LVIP
LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Growth-Income Fund (Class 2)	Long term growth of capital and income.	Capital
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Reasonable income with consideration of the potential for capital appreciation.	FMR
LVIP MFS Value Fund (Standard Class)	Capital appreciation.	LVIP
ProFund® VP Large-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the "index").	ProFund
MID-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Blended Mid Cap Managed Volatility Fund (Standard Class)	Capital appreciation.	LVIP
MID-CAP CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	FMR
Vanguard® VIF Mid-Cap Index Portfolio	To track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group
MID-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP Value Fund (Class II)	Long-term capital growth; Income is a secondary consideration.	American Century Investment Management, Inc.
LVIP JPMorgan Select Mid-Cap Value Managed Volatility Fund (Standard Class)	Long-term capital appreciation.	LVIP
LVIP Wellington Mid-Cap Value Fund (Standard Class)	Long-term capital appreciation.	LVIP

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PORTFOLIO CHOICES

SMALL-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
Deutsche Small Cap Index VIP Portfolio (Class B)	Replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000®(2) Index which emphasizes stocks of small U.S. companies.	Deutsche
LVIP SSGA Small-Cap Index Fund (Standard Class)	To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000®(2) Index, which emphasizes stock of small U.S. companies.	LVIP
ProFund® VP Small-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index.	ProFund
Vanguard® VIF Small Company Growth Portfolio	To provide long-term capital appreciation.	The Vanguard Group
SMALL-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Franklin Small Cap Value VIP Fund (Class 2)	Long-term total return.	Franklin Advisory Services, LLC
ProFund® VP Small-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the "index").	ProFund
INTERNATIONAL LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP International Fund (Class I)	Capital growth.	American Century Global Investment Management, Inc.
LVIP MFS International Growth Fund (Standard Class)	Long-term capital appreciation.	LVIP
ProFund® VP Asia 30	Investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index. ("the index")	ProFund
ProFund® VP Europe 30	Investment results, before fees and expenses, that correspond to the performance of the Pro Funds Europe 30 Index. ("the index")	ProFund
INTERNATIONAL LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class)	Long-term capital growth.	LVIP
INTERNATIONAL LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Templeton Foreign VIP Fund (Class I)	Long-term capital growth.	Templeton Investment Counsel, LLC

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PORTFOLIO CHOICES

SECTOR
PORTFOLIO NAME	OBJECTIVE	MANAGER
MFS VIT Utilities Series (Initial Class)	Total return.	MFS
ProFund® VP Financials	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the "index").	ProFund
ProFund® VP Health Care	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. HealthcareSM Index (the "index").	ProFund
ProFund® VP Technology	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the "index").	ProFund
Vanguard® VIF REIT Index Portfolio	To provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITS.	The Vanguard Group
FIXED INCOME
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2)	As a high level of current income as is consistent with the preservation of capital	FMR
LVIP Delaware Bond Fund(4) (Service Class)	Maximum current income (yield) consistent with a prudent investment strategy.	LVIP
Delaware VIP® High Yield Series(3) (Standard Class)	Total return and, as a secondary objective, high current income.	DMC
PIMCO VIT Total Return Portfolio (Administrative Class)	Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
ProFund® VP Rising Rates Opportunity	Daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (–1.25%) of the daily movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ProFund® VP U.S. Government Plus	Daily results that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP JPMorgan Retirement Income Fund (Service Class) (Formerly LVIP Delaware Foundation® Conservative Allocation Fund)	A combination of current income and preservation of capital with capital appreciation.	LVIP
LVIP Global Conservative Allocation Managed Risk Fund(5) (Standard Class)	High level current income with some consideration given to growth of capital.	LVIP
LVIP Global Moderate Allocation Managed Risk Fund(5) (Standard Class)	Balance between high level of current income and growth of capital, with an emphasis on growth of capital.	LVIP
LVIP Global Growth Allocation Managed Risk Fund(5) (Standard Class)	Balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.	LVIP

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PORTFOLIO CHOICES

ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Managed Risk Profile 2010 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP Managed Risk Profile 2020 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP Managed Risk Profile 2030 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP Managed Risk Profile 2040 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP SSGA Global Tactical Allocation Managed Volatility Fund(5) (Standard Class)	Long-term growth of capital.	LVIP
MONEY MARKET
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Government Money Market Fund (Standard Class)	Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP

RESTRICTED FUNDS

PORTFOLIO NAME

Fidelity® VIP High Income (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective December 31, 1999.

MFS VIT Research Series (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price VIP Mid-Cap Growth Portfolio (Class II): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

(1)  The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC ("SPDJI") and has been licensed for use by one or more of the portfolio's service providers (licensee). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee's products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

(2)  Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® is a trademark of Russell Investment Group.

(3)  Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

(4)  Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.

(5)  These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

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An investment in the LVIP Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios, including those managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Portfolios' overall volatility, and for some Portfolios, to also reduce the downside exposure of the Portfolios during significant market downturns. These risk management strategies could limit the upside participation of the Portfolio in rising equity markets relative to other Portfolios. The success of the advisor's risk management strategy depends, in part, on the advisor's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Portfolio's benefit. There is no guarantee that the strategy can achieve or maintain the Portfolio's optimal risk targets. The Portfolio's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Portfolio may not perform as expected. For more information about the Portfolios and the investment strategies they employ, please refer to the Portfolios' current prospectuses.

▶  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

▶  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the

23

Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a)  to operate the Separate Account in any form permitted by law;

(b)  to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)  to transfer assets from one Division to another, or from any Division to our general account;

(d)  to add, combine, or remove Divisions in the Separate Account;

(e)  to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees—Other Charges"; and

(f)  to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

▶  GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

policy choices

▶  GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

24

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's gender in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $25,000 (minimum may be higher as required by state law). We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

▶  PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers). You may not pay additional premium payments after the original Maturity Date.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.

In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, gender and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

▶  MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a modified endowment contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

▶  COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any

25

time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

▶  BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Service Office. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

▶  ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

▶  DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

Under Option 1 the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the insured multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

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The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	250%	52	171%	64	122%	91	104%
41	243	53	164	65	120	92	103
42	236	54	157	66	119	93	102
43	229	55	150	67	118	94	101
44	222	56	146	68	117	95	100
45	215	57	142	69	116
46	209	58	138	70	115
47	203	59	134	71	113
48	197	60	130	72	111
49	191	61	128	73	109
50	185	62	126	74	107
51	178	63	124	75-90	105

Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. If you extend the Maturity Date of your Policy, beginning on the Policy Anniversary nearest the Insured's 95th birthday, the Death Benefit will equal the Accumulation Value, as it may change from time to time.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

▶  TRANSFERS AND ALLOCATIONS
TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the

27

time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

We have the right to terminate, suspend or modify these provisions.

The company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or

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Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges. Due to these limitations, if you want to transfer all of the value from the General Account to one or more Division, it may take several years to do so.

Transfer and financial requests received in good order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

▶  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

▶  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that

29

buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the adddress or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our

Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

policy values

▶  ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

  (i)  the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, plus

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  (ii)  any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

  (iii)  all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

  (iv)  the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

  (v)  all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly deduction adjustment allocated to the Divisions.

We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

  (i)  is .000375;

  (ii)  is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

  (iii)  is the Type B loan balance at the beginning of the Policy Year; and

  (iv)  is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

See "Policy Loans" for a description of Type B loans.

▶  UNIT VALUES

We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

▶  NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the sum of:

(a)  the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

(b)  the per share amount of any dividend or capital gain distributions made for Portfolio held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2)  is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3)  is the daily charge no greater than .0024657% representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

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The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate

Account Value, the General Account Value, and the Accumulation Value.

▶  SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

charges & fees

▶  CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges

Before allocating a premium to any of the Divisions of the Separate Account and the General Account, we will deduct a state premium tax charge of 2.5% unless otherwise required by state law (2.35% in California; 1% Tax Charge Back rate in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. We may also impose the state premium tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which we sell the Policy, and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states that do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

▶  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

  (i)  the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

  (ii)  a Monthly Administrative Fee of $6, which may not be increased.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

  (i)  is the current Cost of Insurance Rate as described in the Policy;

  (ii)  is the death benefit at the beginning of the policy month divided by 1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

  (iii)  is the Accumulation Value at the beginning of the policy month.

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If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, gender (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

The curent cost of insurance rate will not exceed the maximum cost of insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

▶  CHARGES & FEES ASSESSED AGAINST
THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at an annual rate of .90% of the value of the Division, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers
or Withdrawal

We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial Net Premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

▶  CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, gender of the Insured. Your Policy's

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maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

Policy Year	Surrender Charge Factor
1-5	.30
6	.25
7	.20
8	.15
9	.10
10	.05
11 and after	0

For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

Policy Year	Surrender Charge
0-5	$368.40
6	$307.00
7	$245.60
8	$184.20
9	$122.80
10	$61.40
11 and after	$0.00

We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

(1)  is A times B divided by C, where:

  A is the amount of the increase in the Specified Amount;

  B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

  C is the Specified Amount in effect after the increase in the Specified Amount.

(2)  is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease.

We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

Surrender Charges on Surrenders
and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will charge an administrative fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

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policy rights

▶  SURRENDERS

By Written Request, you may surrender or exchange the Policy under Code Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

▶  WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

◆  The Policy's Cash Value will be reduced by the amount of the withdrawal;

◆  The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

◆  Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

▶  SYSTEMATIC DISBURSEMENTS PROGRAM

The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

◆  There must be a minimum of $25,000 Surrender Value in the policy.

◆  The policy must have reached its fifth policy anniversary.

◆  The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

◆  The minimum systematic disbursement amount must be at least $100.

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If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

◆  You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

◆  The fee that you will be charged will be the Administrative Fee of $25.

◆  Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

◆  The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

◆  Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

◆  Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

▶  GRACE PERIOD

If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". This amount must be sufficient, after the deduction of the premium tax charge, to cover the Monthly Deductions for at least three policy months.

We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

▶  REINSTATEMENT OF A LAPSED POLICY

If the Policy terminates as provided in its Grace Period, provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

◆  The Policy has not been fully surrendered.

◆  You must apply for reinstatement within 5 years after the date of termination.

◆  We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

◆  The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date.

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◆  If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

◆  Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

▶  RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

▶  POLICY LOANS

We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding

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Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less than 8%, we can increase the rate once each Policy Year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.

If Policy Debt exceeds Surrender Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.

▶  POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

Increase or Decrease in Specified Amount

You may increase the Specified Amount at any time after the Policy has been issued, so long as you are under Attained Age 80. You may decrease the Specified Amount after the first Policy Year. For an increase or decrease, you must send a written request to our Service Office. However:

◆  Any increase or decrease must be at least $25,000.

◆  Any increase or decrease will affect your cost of insurance charge.

◆  Any increase or decrease may affect the monthly deduction adjustment.

◆  Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

◆  Any increase will require a supplemental application and satisfactory evidence of insurability.

◆  Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

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◆  You may only decrease the Specified Amount once in every twelve months.

◆  Any increase will result in a new Surrender Charge.

◆  No decrease may decrease the Specified Amount below $25,000.

◆  Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

◆  Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

◆  The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

◆  There will be no change in the Surrender Charge.

◆  Evidence of insurability may be required.

◆  Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

◆  Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

▶  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return within seven days, all payments we received on the Policy to the person who remitted the funds. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

▶  MATURITY BENEFIT

While the Policy is in force, we will pay the Owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

▶  EXTENSION OF MATURITY DATE

If your Policy includes our Extension of Maturity Date Rider, you may extend the Maturity Date by sending us a written request to our Service Office. We must receive your request before the existing Maturity Date.

If you exercise this option, after the original Maturity Date:

(1)  We will not accept additional premium payments;

(2)  We will continue to credit interest to the Accumulation Value in the General Account and calculate the Accumulation Value in the Divisions in the same manner;

(3)  The Death Benefit will always equal the Accumulation Value, as it may change from time to time;

(4)  Interest on Policy loans will continue to accrue and become part of your Policy Debt; and

(5)  We no longer will charge the Cost of Insurance charge.

We will continue to charge you the Mortality and Expense Risk charge, even though we no longer will have mortality risk under the Policy. We continue to impose this charge because the portion of this charge attributable to mortality risk reflects our expectations as to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extension of Maturity Date riders.

▶  SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

◆  Children's Term Insurance Rider—provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth

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in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

◆  Guaranteed Insurability Rider—allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

◆  Accidental Death Benefit Rider—provides a benefit in the event if accidental death, subject to the terms of the rider.

◆  Automatic Increase Rider—allows for scheduled annual increases in Specified Amount subject to the terms of the Rider.

◆  Guaranteed Death Benefit Rider—guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, gender, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

◆  Waiver of Specified Premium Rider—provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

◆  Waiver of Premium Disability Rider—provides for waiver of monthly deductions while you are totally disabled, as defined in the rider.

◆  Terminal Illness Accelerated Benefit Rider—provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

◆  Extension of Maturity Date Rider—allows you to extend the original Maturity Date of the Policy subject to the terms of the rider. See "Extension of Maturity Date" above.

◆  Other Insured Term Rider—provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

◆  Primary Insured Term Rider—provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

death benefit

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

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policy settlement

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity. You may contact us at any time for information on currently available settlement options.

If you request a lump sum settlement of the Death Benefits proceeds and the amount of proceeds is over $10,000, the money will be placed into a SecureLine® account in your name or the name of the beneficiary if appropriate. SecureLine® is a service we offer to help manage the surrender proceeds. With SecureLine®, an interest bearing draft account is established from the proceeds payable on a policy administered by us. You (or the beneficiary) are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing a check, we will send a checkbook so that access may be had to the account by writing a check. The proceeds may be left in this account, or checks may be written right away. If the entire proceeds are desired immediately, a check may be written for the entire account balance. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. If requested, proceeds may be paid directly to the designated receipant instead of applied to the SecureLine® account. As of January 17, 2012, we no longer offer SecureLine® for withdrawals or surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for death benefit proceeds.

Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that a tax advisor be consulted to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the SecureLine® account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. A fee may be charged for any request to stop payment or if a check is presented for payment without sufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

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additional information

▶  REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous policy year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

1. Policy placement;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Option 1 and Option 2;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

▶  RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company

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in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

▶  DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

▶  STATE REGULATION

Lincoln Life is governed under the laws of the state of Indiana. An annual statement is filed with the Department of Indiana Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Lincoln Life and the Separate Account and verifies their adequacy and a full examination of Lincoln Life's operations is conducted by the Commissioner at least every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

▶  RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

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▶  LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

▶  FINANCIAL STATEMENTS

The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company are located in the SAI.

▶  EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

tax matters

▶  GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

▶  FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

▶  LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you

44

the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract ("MEC") is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

The circumstances under which a policy may become a MEC also include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven policy years. Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a

45

result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% additional tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

We believe that even if you extend the Maturity Date of your Policy pursuant to the Extension of Maturity Date rider, the Policy will continue to qualify as life insurance under the Code. However, there is some uncertainty regarding this treatment. Therefore, it is possible that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 95 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the U.S. Treasury Department ("Treasury") may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to you.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax

46

withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

The Treasury imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Treasury Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

▶  CHARGES FOR LINCOLN LIFE INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code

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specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

▶  UNEARNED INCOME MEDICARE CONTRIBUTION

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.

miscellaneous policy provisions

▶  THE POLICY

The Policy you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

In addition to changes in ownership or beneficiary designations, you should be careful that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

▶  PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

▶  SUICIDE AND INCONTESTABILITY

Suicide Exclusion—In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

Incontestability—We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

48

▶  PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

▶  NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

▶  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

▶  MISSTATEMENTS

If the age or gender of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or gender.

49

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appendix a

▶  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly deduction adjustment is added, and that the mortality and expense risk charge is charged at current rates. The current cost of insurance rates are based on the gender, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality

Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999, below $1 Million, and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .54% of the aggregate average daily net assets of the Portfolios, plus a charge of .18% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2016. The .54% investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .18% expense figure is an arithmetic average of the expenses for the LVIP Funds, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the Delaware VIP High Yield Series, the MFS Portfolios, the Goldman Sachs Portfolio, the American Century Portfolios, the AFIS Portfolios, the PIMCO Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectus for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge, which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions. After

A-1

deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of –1.62%, 4.38%, and 10.38%, respectively.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% State Premium Tax Charge. The illustrations also reflect deduction of the Monthly Deduction and addition of the monthly deduction adjustment.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide, without charge, a comparable illustration based upon the proposed Insured's age, gender and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

A-2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I	ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40	ANNUAL RATE OF RETURN:	12%	10.38%
$100,000 INITIAL SPECIFIED AMOUNT	ASSUMED ANNUAL PREMIUM(1):	$1,425

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,221	844	100,000	1,220	843	100,000
2	3,023	2,553	2,177	100,000	2,551	2,174	100,000
3	4,626	4,009	3,633	100,000	4,006	3,629	100,000
4	6,293	5,608	5,232	100,000	5,594	5,218	100,000
5	8,027	7,379	7,002	100,000	7,333	6,956	100,000
6	9,830	9,338	9,024	100,000	9,233	8,920	100,000
7	11,705	11,506	11,255	100,000	11,313	11,062	100,000
8	13,655	13,895	13,707	100,000	13,589	13,401	100,000
9	15,684	16,540	16,415	100,000	16,085	15,959	100,000
10	17,793	19,467	19,405	100,000	18,820	18,758	100,000
15	29,675	39,604	39,604	100,000	37,296	37,296	100,000
20	44,131	73,163	73,163	100,000	68,008	68,008	100,000
25	61,719	129,309	129,309	157,757	119,928	119,928	146,313
30	83,118	221,451	221,451	256,883	204,647	204,647	237,390
35	109,153	373,230	373,230	399,356	343,476	343,476	367,519
40	140,828	625,715	625,715	657,001	573,835	573,835	602,527
45		1,035,532	1,035,532	1,087,308	943,783	943,783	990,972
50		1,689,450	1,689,450	1,773,923	1,523,933	1,523,933	1,600,130

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I	ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40	ANNUAL RATE OF RETURN:	6%	4.38%
$100,000 INITIAL SPECIFIED AMOUNT	ASSUMED ANNUAL PREMIUM(1):	$1,425

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,147	770	100,000	1,146	769	100,000
2	3,023	2,329	1,952	100,000	2,327	1,950	100,000
3	4,626	3,548	3,171	100,000	3,545	3,168	100,000
4	6,293	4,812	4,435	100,000	4,799	4,422	100,000
5	8,027	6,135	5,758	100,000	6,091	5,715	100,000
6	9,830	7,520	7,206	100,000	7,421	7,107	100,000
7	11,705	8,969	8,718	100,000	8,788	8,537	100,000
8	13,655	10,475	10,287	100,000	10,194	10,006	100,000
9	15,684	12,051	11,926	100,000	11,639	11,513	100,000
10	17,793	13,701	13,639	100,000	13,122	13,059	100,000
15	29,675	23,011	23,011	100,000	21,090	21,090	100,000
20	44,131	33,975	33,975	100,000	29,922	29,922	100,000
25	61,719	46,733	46,733	100,000	39,428	39,428	100,000
30	83,118	61,730	61,730	100,000	49,119	49,119	100,000
35	109,153	80,394	80,394	100,000	58,451	58,451	100,000
40	140,828	106,453	106,453	111,775	66,516	66,516	100,000
45		139,256	139,256	146,218	72,803	72,803	100,000
50		178,038	178,038	186,940	74,587	74,587	100,000

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I	ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40	ANNUAL RATE OF RETURN:	0%	–1.62%
$100,000 INITIAL SPECIFIED AMOUNT	ASSUMED ANNUAL PREMIUM(1):	$1,425

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,073	697	100,000	1,072	696	100,000
2	3,023	2,114	1,737	100,000	2,112	1,735	100,000
3	4,626	3,123	2,746	100,000	3,120	2,743	100,000
4	6,293	4,107	3,730	100,000	4,094	3,718	100,000
5	8,027	5,078	4,701	100,000	5,036	4,660	100,000
6	9,830	6,035	5,721	100,000	5,942	5,628	100,000
7	11,705	6,980	6,729	100,000	6,812	6,561	100,000
8	13,655	7,901	7,712	100,000	7,644	7,456	100,000
9	15,684	8,809	8,684	100,000	8,438	8,312	100,000
10	17,793	9,706	9,643	100,000	9,190	9,128	100,000
15	29,675	13,807	13,807	100,000	12,228	12,228	100,000
20	44,131	16,633	16,633	100,000	13,585	13,585	100,000
25	61,719	17,462	17,462	100,000	12,332	12,332	100,000
30	83,118	15,047	15,047	100,000	6,416	6,416	100,000
35	0	6,866	6,866	100,000	0	0	0
40	0	0	0	0	0	0	0
45	0	0	0	0	0	0	0
50	0	0	0	0	0	0	0

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II	ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40	ANNUAL RATE OF RETURN:	12%	10.38%
$100,000 INITIAL SPECIFIED AMOUNT	ASSUMED ANNUAL PREMIUM(1):	$1,425

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,218	841	101,218	1,217	840	101,217
2	3,023	2,543	2,167	102,543	2,541	2,164	102,541
3	4,626	3,987	3,610	103,987	3,983	3,607	103,983
4	6,293	5,568	5,192	105,568	5,553	5,177	105,553
5	8,027	7,313	6,937	107,313	7,264	6,888	107,264
6	9,830	9,239	8,926	109,239	9,127	8,813	109,127
7	11,705	11,366	11,115	111,366	11,154	10,903	111,154
8	13,655	13,700	13,512	113,700	13,361	13,172	113,361
9	15,684	16,276	16,151	116,276	15,764	15,638	115,764
10	17,793	19,120	19,057	119,120	18,380	18,317	118,380
15	29,675	38,392	38,392	138,392	35,502	35,502	135,502
20	44,131	69,057	69,057	169,057	61,838	61,838	161,838
25	61,719	117,436	117,436	217,436	102,063	102,063	202,063
30	83,118	193,396	193,396	293,396	162,739	162,739	262,739
35	109,153	312,312	312,312	412,312	253,366	253,366	353,366
40	140,828	498,434	498,434	598,434	386,809	386,809	486,809
45		789,891	789,891	889,891	583,723	583,723	683,723
50		1,248,677	1,248,677	1,348,677	873,202	873,202	973,202

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-6

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II	ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40	ANNUAL RATE OF RETURN:	6%	4.38%
$100,000 INITIAL SPECIFIED AMOUNT	ASSUMED ANNUAL PREMIUM(1):	$1,425

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,144	767	101,144	1,143	766	101,143
2	3,023	2,320	1,943	102,320	2,317	1,941	102,317
3	4,626	3,528	3,152	103,528	3,525	3,149	103,525
4	6,293	4,778	4,401	104,778	4,764	4,388	104,764
5	8,027	6,082	5,706	106,082	6,036	5,660	106,036
6	9,830	7,443	7,130	107,443	7,338	7,024	107,338
7	11,705	8,864	8,613	108,864	8,670	8,419	108,670
8	13,655	10,335	10,147	110,335	10,030	9,841	110,030
9	15,684	11,870	11,745	111,870	11,418	11,292	111,418
10	17,793	13,472	13,410	113,472	12,831	12,768	112,831
15	29,675	22,368	22,368	122,368	20,139	20,139	120,139
20	44,131	32,205	32,205	132,205	27,317	27,317	127,317
25	61,719	42,085	42,085	142,085	33,037	33,037	133,037
30	83,118	50,204	50,204	150,204	34,462	34,462	134,462
35	109,153	53,252	53,252	153,252	26,643	26,643	126,643
40	140,828	45,638	45,638	145,638	678	678	100,678
45		17,918	17,918	117,918	0	0	0
50		0	0	0	0	0	0

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II	ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40	ANNUAL RATE OF RETURN:	0%	–1.62%
$100,000 INITIAL SPECIFIED AMOUNT	ASSUMED ANNUAL PREMIUM(1):	$1,425

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 4% INTEREST PER YEAR	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)	ACCUMULATION VALUE(2)	CASH VALUE(2)	DEATH BENEFIT(2)
1	1,482	1,070	694	101,070	1,069	693	101,069
2	3,023	2,105	1,729	102,105	2,103	1,727	102,103
3	4,626	3,106	2,730	103,106	3,103	2,726	103,103
4	6,293	4,078	3,702	104,078	4,066	3,689	104,066
5	8,027	5,035	4,659	105,035	4,992	4,615	104,992
6	9,830	5,976	5,663	105,976	5,878	5,565	105,878
7	11,705	6,902	6,651	106,902	6,724	6,473	106,724
8	13,655	7,801	7,613	107,801	7,527	7,339	107,527
9	15,684	8,686	8,560	108,686	8,286	8,161	108,286
10	17,793	9,556	9,493	109,556	8,999	8,936	108,999
15	29,675	13,463	13,463	113,463	11,719	11,719	111,719
20	44,131	15,860	15,860	115,860	12,480	12,480	112,480
25	61,719	15,839	15,839	115,839	10,269	10,269	110,269
30	83,118	12,027	12,027	112,027	3,214	3,214	103,214
35	0	2,271	2,271	102,271	0	0	0
40	0	0	0	0	0	0	0
45	0	0	0	0	0	0	0
50	0	0	0	0	0	0	0

(1)  Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
A-8

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To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-487-1485: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

LINCOLN ENSEMBLE II VUL

Offered by

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

in connection with its Lincoln Life Flexible Premium Variable Life Account JF-A

ONE GRANITE PLACE

CONCORD, NEW HAMPSHIRE 03301

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble II VUL Insurance Policy (the “Policy”) offered by The Lincoln National Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus by calling 1-800-487-1485, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

DATED: May 1, 2017

2

THE COMPANY

The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those benefits exceed the then current Accumulation Value of your policy, are backed by the claims paying ability of Lincoln Life.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”) also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

3

ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS

In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

ADVERTISING & RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a “non-medical” or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

4

The LVIP S&P 500 Index Fund

About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company’s sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

Unclaimed Property

We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.

5

CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios’ assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company’s General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

CHANGES OF INVESTMENT POLICY

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the Principal Underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Principal Underwriter has overall responsibility for establishing a selling plan for the policies. LFD received 502,843 in 2016, 763,273 in 2015, and 1,034,471 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.

6

PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the yield shown included those charges, the yield shown would be significantly lower.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the LVIP Government Money Market Portfolio, the types and quality of portfolio securities held by the LVIP Government Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division’s total return represents the average annual total return of that Division over a particular period. The performance is based on each Division’s unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional

7

benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:

P(1+T)n   =  ERV

where:

      P                        =                      a hypothetical initial payment of $10,000.00

      T                       =                      average annual total return

       n                      =                      number of years

ERV                      =                      ending redeemable value of a hypothetical $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

Broker World	Financial World
Across the Board	Advertising Age
American Banker	Barron’s
Best’s Review	Business Insurance
Business Month	Business Week
Changing Times	Consumer Reports
Economist	Financial Planning
Forbes	Fortune
Inc.	Institutional Investor
Insurance Forum	Insurance Sales
Insurance Week	Journal of Accountancy
Journal of the American Society of CLU & ChFC	Journal of Commerce
Life Insurance Selling	Life Association News
MarketFacts	Manager’s Magazine
National Underwriter	Money
Morningstar, Inc.	Nation’s Business
New Choices (formerly 50 Plus)	New York Times
Pension World	Pensions & Investments
Rough Notes	Round the Table
U.S. Banker	VARDs
Wall Street Journal	Working Woman

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

8

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible Premium Variable Life Account JF-A as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA of The Lincoln National Life Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company follow.

9

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

•

Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

•

State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln Life Flexible Premium Variable Life Account JF-A

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Century VP International Fund Class I	$13,925,992	$558	$13,926,550	$—	$526	$13,926,024
American Century VP Value Fund Class II	12,622,788	141	12,622,929	—	497	12,622,432
American Funds Growth Fund Class 2	50,576,500	49,460	50,625,960	—	1,888	50,624,072
American Funds Growth-Income Fund Class 2	36,926,089	9,276	36,935,365	—	1,401	36,933,964
Delaware VIP High Yield Series Standard Class	8,416,892	4,478	8,421,370	—	323	8,421,047
Deutsche Small Cap Index VIP Portfolio Class B	13,553,141	516	13,553,657	—	503	13,553,154
Fidelity VIP Contrafund Portfolio Initial Class	83,120,120	43,811	83,163,931	—	3,559	83,160,372
Fidelity VIP Equity-Income Portfolio Initial Class	37,254,736	9,275	37,264,011	—	1,498	37,262,513
Fidelity VIP Growth Portfolio Initial Class	33,115,869	1,397	33,117,266	—	1,411	33,115,855
Fidelity VIP High Income Portfolio Initial Class	349,972	—	349,972	—	17	349,955
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	25,896,882	317	25,897,199	—	923	25,896,276
Fidelity VIP Mid Cap Portfolio Service Class 2	25,280,257	46,984	25,327,241	—	989	25,326,252
Franklin Small Cap Value VIP Fund Class 2	20,262,860	3,454	20,266,314	—	804	20,265,510
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	7,415,350	1,043	7,416,393	—	265	7,416,128
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	7,091,816	58	7,091,874	—	271	7,091,603
LVIP Delaware Bond Fund Service Class	17,378,349	183	17,378,532	—	650	17,377,882
LVIP Delaware Foundation Conservative Allocation Fund Service Class	29,091,715	1,534	29,093,249	—	1,228	29,092,021
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	24,675,856	—	24,675,856	48,171	1,031	24,626,654
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	63,202,329	—	63,202,329	10,379	2,871	63,189,079
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	3,968,002	277	3,968,279	—	164	3,968,115
LVIP Global Growth Allocation Managed Risk Fund Standard Class	4,835,468	—	4,835,468	—	179	4,835,289
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	11,901,908	—	11,901,908	—	423	11,901,485
LVIP Government Money Market Fund Standard Class	20,588,256	37,131	20,625,387	—	782	20,624,605
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	10,842,698	99	10,842,797	—	432	10,842,365
LVIP Managed Risk Profile 2010 Fund Standard Class	2,961,631	—	2,961,631	—	142	2,961,489
LVIP Managed Risk Profile 2020 Fund Standard Class	1,536,830	—	1,536,830	—	60	1,536,770
LVIP Managed Risk Profile 2030 Fund Standard Class	1,290,009	—	1,290,009	—	48	1,289,961
LVIP Managed Risk Profile 2040 Fund Standard Class	621,109	—	621,109	—	24	621,085
LVIP MFS International Growth Fund Standard Class	29,382,243	935	29,383,178	—	1,199	29,381,979
LVIP MFS Value Fund Standard Class	50,809,325	—	50,809,325	17,179	2,232	50,789,914
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	1,199,225	—	1,199,225	—	44	1,199,181
LVIP SSGA S&P 500 Index Fund Standard Class	127,753,923	1,152	127,755,075	—	5,282	127,749,793
LVIP SSGA Small-Cap Index Fund Standard Class	44,480,631	—	44,480,631	16,089	2,096	44,462,446

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP T. Rowe Price Growth Stock Fund Standard Class	$53,704,082	$—	$53,704,082	$25	$2,490	$53,701,567
LVIP Wellington Capital Growth Fund Standard Class	94,667,299	—	94,667,299	14,251	4,451	94,648,597
LVIP Wellington Mid-Cap Value Fund Standard Class	20,285,341	155	20,285,496	—	833	20,284,663
MFS VIT Research Series Initial Class	11,166,527	—	11,166,527	1,408	488	11,164,631
MFS VIT Utilities Series Initial Class	31,030,083	—	31,030,083	20,281	1,250	31,008,552
PIMCO VIT Total Return Portfolio Administrative Class	66,393,016	6,181	66,399,197	—	2,599	66,396,598
ProFund VP Asia 30	6,001,767	—	6,001,767	—	244	6,001,523
ProFund VP Europe 30	3,286,557	—	3,286,557	22,820	118	3,263,619
ProFund VP Financials	2,220,880	73,035	2,293,915	—	91	2,293,824
ProFund VP Health Care	5,820,046	—	5,820,046	—	221	5,819,825
ProFund VP Large-Cap Growth	1,687,153	98	1,687,251	—	69	1,687,182
ProFund VP Large-Cap Value	1,295,274	—	1,295,274	—	58	1,295,216
ProFund VP Rising Rates Opportunity	1,540,686	36,223	1,576,909	—	64	1,576,845
ProFund VP Small-Cap Growth	2,092,947	—	2,092,947	—	85	2,092,862
ProFund VP Small-Cap Value	1,240,044	—	1,240,044	—	51	1,239,993
ProFund VP Technology	6,472,236	586	6,472,822	—	265	6,472,557
ProFund VP U.S. Government Plus	1,985,848	—	1,985,848	43,770	76	1,942,002
T. Rowe Price Mid-Cap Growth Portfolio Class II	4,410,742	478	4,411,220	—	178	4,411,042
Templeton Foreign VIP Fund Class 1	33,940,836	1,421	33,942,257	—	1,666	33,940,591
Templeton Foreign VIP Fund Class 2	20,799,612	6,865	20,806,477	—	648	20,805,829
Vanguard VIF Mid-Cap Index Portfolio	27,101,296	6	27,101,302	—	1,036	27,100,266
Vanguard VIF REIT Index Portfolio	30,872,301	—	30,872,301	767	1,151	30,870,383
Vanguard VIF Small Company Growth Portfolio	20,535,723	5,335	20,541,058	—	774	20,540,284

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Century VP International Fund Class I	$149,418	$(100,657)	$48,761	$212,886
American Century VP Value Fund Class II	179,605	(79,356)	100,249	840,389
American Funds Growth Fund Class 2	373,676	(334,687)	38,989	1,615,043
American Funds Growth-Income Fund Class 2	521,542	(245,584)	275,958	1,008,081
Delaware VIP High Yield Series Standard Class	531,298	(55,316)	475,982	(489,863)
Deutsche Small Cap Index VIP Portfolio Class B	101,826	(84,021)	17,805	427,504
Fidelity VIP Contrafund Portfolio Initial Class	656,396	(641,462)	14,934	2,038,335
Fidelity VIP Equity-Income Portfolio Initial Class	802,832	(254,386)	548,446	(261,411)
Fidelity VIP Growth Portfolio Initial Class	12,918	(270,483)	(257,565)	2,270,690
Fidelity VIP High Income Portfolio Initial Class	18,143	(3,118)	15,025	(15,305)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	586,331	(176,360)	409,971	34,603
Fidelity VIP Mid Cap Portfolio Service Class 2	74,674	(175,967)	(101,293)	(50,344)
Franklin Small Cap Value VIP Fund Class 2	140,935	(124,519)	16,416	256,202
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	46,277	(48,564)	(2,287)	227,909
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(53,459)	(53,459)	36,912
LVIP Delaware Bond Fund Service Class	447,230	(128,710)	318,520	(67,579)
LVIP Delaware Foundation Conservative Allocation Fund Service Class	664,477	(233,922)	430,555	(623,952)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	289,159	(179,595)	109,564	(132,790)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	962,866	(524,312)	438,554	1,189,267
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	88,410	(30,419)	57,991	68,147
LVIP Global Growth Allocation Managed Risk Fund Standard Class	94,279	(37,299)	56,980	189,724
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	218,409	(79,821)	138,588	271,442
LVIP Government Money Market Fund Standard Class	7,140	(178,373)	(171,233)	2
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	77,695	(79,278)	(1,583)	535,608
LVIP Managed Risk Profile 2010 Fund Standard Class	57,826	(21,495)	36,331	(31,380)
LVIP Managed Risk Profile 2020 Fund Standard Class	31,014	(12,142)	18,872	(94)
LVIP Managed Risk Profile 2030 Fund Standard Class	25,359	(8,552)	16,807	(20,652)
LVIP Managed Risk Profile 2040 Fund Standard Class	11,604	(3,321)	8,283	(28,400)
LVIP MFS International Growth Fund Standard Class	466,104	(225,762)	240,342	640,046
LVIP MFS Value Fund Standard Class	956,609	(388,856)	567,753	2,746,013
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	23,423	(9,176)	14,247	11,461
LVIP SSGA S&P 500 Index Fund Standard Class	2,491,296	(939,542)	1,551,754	8,629,596
LVIP SSGA Small-Cap Index Fund Standard Class	559,199	(341,800)	217,399	1,552,804
LVIP T. Rowe Price Growth Stock Fund Standard Class	53,626	(465,424)	(411,798)	3,644,709
LVIP Wellington Capital Growth Fund Standard Class	—	(838,864)	(838,864)	3,718,507
LVIP Wellington Mid-Cap Value Fund Standard Class	97,239	(147,249)	(50,010)	1,575,157
MFS VIT Research Series Initial Class	86,107	(88,493)	(2,386)	367,317
MFS VIT Utilities Series Initial Class	1,244,710	(237,736)	1,006,974	40,525
PIMCO VIT Total Return Portfolio Administrative Class	1,427,805	(497,207)	930,598	(229,408)
ProFund VP Asia 30	71,595	(46,066)	25,529	(243,773)
ProFund VP Europe 30	92,338	(20,798)	71,540	(114,141)
ProFund VP Financials	5,504	(14,080)	(8,576)	131,191
ProFund VP Health Care	—	(45,326)	(45,326)	629,978
ProFund VP Large-Cap Growth	985	(16,941)	(15,956)	74,502
ProFund VP Large-Cap Value	14,706	(10,175)	4,531	44,912
ProFund VP Rising Rates Opportunity	—	(6,524)	(6,524)	(228,166)
ProFund VP Small-Cap Growth	—	(14,982)	(14,982)	(93,294)
ProFund VP Small-Cap Value	—	(7,934)	(7,934)	98,879
ProFund VP Technology	—	(44,755)	(44,755)	521,870
ProFund VP U.S. Government Plus	—	(19,183)	(19,183)	220,911
T. Rowe Price Mid-Cap Growth Portfolio Class II	—	(32,305)	(32,305)	46,137
Templeton Foreign VIP Fund Class 1	722,899	(299,697)	423,202	(620,920)
Templeton Foreign VIP Fund Class 2	389,818	(115,573)	274,245	(616,385)
Vanguard VIF Mid-Cap Index Portfolio	342,030	(178,323)	163,707	911,364
Vanguard VIF REIT Index Portfolio	745,380	(212,792)	532,588	862,099
Vanguard VIF Small Company Growth Portfolio	65,318	(131,225)	(65,907)	(27,820)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Century VP International Fund Class I	$—	$212,886	$(1,309,599)	$(1,047,952)
American Century VP Value Fund Class II	—	840,389	1,012,007	1,952,645
American Funds Growth Fund Class 2	4,330,885	5,945,928	(1,987,024)	3,997,893
American Funds Growth-Income Fund Class 2	3,876,069	4,884,150	(1,546,230)	3,613,878
Delaware VIP High Yield Series Standard Class	—	(489,863)	917,215	903,334
Deutsche Small Cap Index VIP Portfolio Class B	927,221	1,354,725	963,135	2,335,665
Fidelity VIP Contrafund Portfolio Initial Class	6,562,133	8,600,468	(2,965,855)	5,649,547
Fidelity VIP Equity-Income Portfolio Initial Class	2,237,129	1,975,718	3,007,677	5,531,841
Fidelity VIP Growth Portfolio Initial Class	3,457,927	5,728,617	(5,576,401)	(105,349)
Fidelity VIP High Income Portfolio Initial Class	—	(15,305)	44,478	44,198
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	12,199	46,802	493,522	950,295
Fidelity VIP Mid Cap Portfolio Service Class 2	1,602,978	1,552,634	1,125,174	2,576,515
Franklin Small Cap Value VIP Fund Class 2	2,589,986	2,846,188	1,747,897	4,610,501
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	749	228,658	(179,606)	46,765
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	184,464	221,376	(82,061)	85,856
LVIP Delaware Bond Fund Service Class	207,103	139,524	(201,062)	256,982
LVIP Delaware Foundation Conservative Allocation Fund Service Class	1,047,755	423,803	222,734	1,077,092
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	8,549,686	8,416,896	(5,610,010)	2,916,450
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	—	1,189,267	(774,268)	853,553
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	61,454	129,601	(26,197)	161,395
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	189,724	(33,901)	212,803
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	134,016	405,458	(99,403)	444,643
LVIP Government Money Market Fund Standard Class	—	2	(2)	(171,233)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	—	535,608	399,813	933,838
LVIP Managed Risk Profile 2010 Fund Standard Class	102,496	71,116	(25,478)	81,969
LVIP Managed Risk Profile 2020 Fund Standard Class	44,507	44,413	(2,792)	60,493
LVIP Managed Risk Profile 2030 Fund Standard Class	27,113	6,461	16,999	40,267
LVIP Managed Risk Profile 2040 Fund Standard Class	5,843	(22,557)	30,846	16,572
LVIP MFS International Growth Fund Standard Class	—	640,046	(622,909)	257,479
LVIP MFS Value Fund Standard Class	2,021,805	4,767,818	600,250	5,935,821
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	11,461	36,398	62,106
LVIP SSGA S&P 500 Index Fund Standard Class	1,702,634	10,332,230	900,868	12,784,852
LVIP SSGA Small-Cap Index Fund Standard Class	879,855	2,432,659	4,747,500	7,397,558
LVIP T. Rowe Price Growth Stock Fund Standard Class	746,853	4,391,562	(4,262,863)	(283,099)
LVIP Wellington Capital Growth Fund Standard Class	7,920,006	11,638,513	(11,721,176)	(921,527)
LVIP Wellington Mid-Cap Value Fund Standard Class	60,460	1,635,617	703,018	2,288,625
MFS VIT Research Series Initial Class	1,105,160	1,472,477	(635,435)	834,656
MFS VIT Utilities Series Initial Class	734,387	774,912	1,458,403	3,240,289
PIMCO VIT Total Return Portfolio Administrative Class	—	(229,408)	665,279	1,366,469
ProFund VP Asia 30	—	(243,773)	221,650	3,406
ProFund VP Europe 30	—	(114,141)	263,232	220,631
ProFund VP Financials	—	131,191	73,099	195,714
ProFund VP Health Care	—	629,978	(920,283)	(335,631)
ProFund VP Large-Cap Growth	185,534	260,036	(158,428)	85,652
ProFund VP Large-Cap Value	—	44,912	119,581	169,024
ProFund VP Rising Rates Opportunity	—	(228,166)	156,599	(78,091)
ProFund VP Small-Cap Growth	112,147	18,853	312,427	316,298
ProFund VP Small-Cap Value	—	98,879	184,890	275,835
ProFund VP Technology	—	521,870	141,366	618,481
ProFund VP U.S. Government Plus	—	220,911	(136,797)	64,931
T. Rowe Price Mid-Cap Growth Portfolio Class II	288,365	334,502	(102,637)	199,560
Templeton Foreign VIP Fund Class 1	566,743	(54,177)	1,692,449	2,061,474
Templeton Foreign VIP Fund Class 2	349,152	(267,233)	1,307,303	1,314,315
Vanguard VIF Mid-Cap Index Portfolio	1,700,782	2,612,146	(284,910)	2,490,943
Vanguard VIF REIT Index Portfolio	1,977,742	2,839,841	(1,294,299)	2,078,130
Vanguard VIF Small Company Growth Portfolio	1,658,546	1,630,726	889,369	2,454,188

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	American Century VP International Fund Class I Subaccount	American Century VP Value Fund Class II Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Deutsche Small Cap Index VIP Portfolio Class B Subaccount	Fidelity VIP Contrafund Portfolio Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$15,817,527	$13,287,988	$50,898,317	$37,310,081	$8,839,369	$14,073,152	$95,362,534
Changes From Operations:
• Net investment income (loss)	(59,819)	146,381	(52,548)	208,547	503,450	9,974	187,856
• Net realized gain (loss) on investments	310,163	824,863	11,924,022	6,461,513	(116,255)	1,390,928	11,702,581
• Net change in unrealized appreciation or depreciation on investments	(308,245)	(1,507,583)	(8,826,145)	(6,388,440)	(995,548)	(2,086,819)	(11,826,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,901)	(536,339)	3,045,329	281,620	(608,353)	(685,917)	64,192
Changes From Unit Transactions:
• Contract purchases	1,054,347	628,498	3,028,568	1,724,609	345,593	644,590	4,009,044
• Contract withdrawals	(1,698,229)	(1,045,923)	(3,802,832)	(2,498,315)	(449,363)	(981,880)	(6,927,197)
• Contract transfers	1,629,916	(1,563,964)	(1,617,906)	(1,744,510)	(656,850)	(952,369)	(7,583,867)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	986,034	(1,981,389)	(2,392,170)	(2,518,216)	(760,620)	(1,289,659)	(10,502,020)
TOTAL INCREASE (DECREASE) IN NET ASSETS	928,133	(2,517,728)	653,159	(2,236,596)	(1,368,973)	(1,975,576)	(10,437,828)
NET ASSETS AT DECEMBER 31, 2015	16,745,660	10,770,260	51,551,476	35,073,485	7,470,396	12,097,576	84,924,706
Changes From Operations:
• Net investment income (loss)	48,761	100,249	38,989	275,958	475,982	17,805	14,934
• Net realized gain (loss) on investments	212,886	840,389	5,945,928	4,884,150	(489,863)	1,354,725	8,600,468
• Net change in unrealized appreciation or depreciation on investments	(1,309,599)	1,012,007	(1,987,024)	(1,546,230)	917,215	963,135	(2,965,855)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,047,952)	1,952,645	3,997,893	3,613,878	903,334	2,335,665	5,649,547
Changes From Unit Transactions:
• Contract purchases	914,712	499,926	2,616,068	1,586,207	277,651	580,140	3,475,751
• Contract withdrawals	(1,156,706)	(781,780)	(3,387,451)	(2,305,950)	(598,444)	(721,273)	(5,970,684)
• Contract transfers	(1,529,690)	181,381	(4,153,914)	(1,033,656)	368,110	(738,954)	(4,918,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,771,684)	(100,473)	(4,925,297)	(1,753,399)	47,317	(880,087)	(7,413,881)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,819,636)	1,852,172	(927,404)	1,860,479	950,651	1,455,578	(1,764,334)
NET ASSETS AT DECEMBER 31, 2016	$13,926,024	$12,622,432	$50,624,072	$36,933,964	$8,421,047	$13,553,154	$83,160,372

See accompanying notes.

	Fidelity VIP Equity-Income Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Fidelity VIP High Income Portfolio Initial Class Subaccount	Fidelity VIP Investment Grade Bond Portfolio Service Class 2 Subaccount	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Franklin Small Cap Value VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$38,945,676	$38,408,064	$407,014	$24,102,102	$28,614,704	$18,079,453
Changes From Operations:
• Net investment income (loss)	874,332	(207,899)	20,791	431,169	(136,341)	(16,392)
• Net realized gain (loss) on investments	3,666,029	3,229,102	(17,840)	(8,868)	3,791,822	2,740,938
• Net change in unrealized appreciation or depreciation on investments	(6,251,585)	(631,764)	(18,069)	(832,075)	(4,252,379)	(4,151,339)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,711,224)	2,389,439	(15,118)	(409,774)	(596,898)	(1,426,793)
Changes From Unit Transactions:
• Contract purchases	1,830,163	2,080,036	332	1,613,350	1,349,986	851,032
• Contract withdrawals	(2,964,111)	(3,561,668)	(31,194)	(1,737,801)	(2,184,234)	(1,370,593)
• Contract transfers	(1,753,612)	(1,445,953)	(18,721)	925,938	(1,413,455)	(192,615)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,887,560)	(2,927,585)	(49,583)	801,487	(2,247,703)	(712,176)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,598,784)	(538,146)	(64,701)	391,713	(2,844,601)	(2,138,969)
NET ASSETS AT DECEMBER 31, 2015	34,346,892	37,869,918	342,313	24,493,815	25,770,103	15,940,484
Changes From Operations:
• Net investment income (loss)	548,446	(257,565)	15,025	409,971	(101,293)	16,416
• Net realized gain (loss) on investments	1,975,718	5,728,617	(15,305)	46,802	1,552,634	2,846,188
• Net change in unrealized appreciation or depreciation on investments	3,007,677	(5,576,401)	44,478	493,522	1,125,174	1,747,897
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,531,841	(105,349)	44,198	950,295	2,576,515	4,610,501
Changes From Unit Transactions:
• Contract purchases	1,568,696	2,113,100	—	1,598,399	1,106,948	699,155
• Contract withdrawals	(2,511,895)	(2,583,726)	(32,370)	(1,718,521)	(1,729,700)	(1,177,074)
• Contract transfers	(1,673,021)	(4,178,088)	(4,186)	572,288	(2,397,614)	192,444
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,616,220)	(4,648,714)	(36,556)	452,166	(3,020,366)	(285,475)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,915,621	(4,754,063)	7,642	1,402,461	(443,851)	4,325,026
NET ASSETS AT DECEMBER 31, 2016	$37,262,513	$33,115,855	$349,955	$25,896,276	$25,326,252	$20,265,510

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Goldman Sachs VIT Strategic Growth Fund Institutional Shares Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Foundation Conservative Allocation Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$9,222,179	$9,099,418	$16,433,488	$33,803,751	$26,009,617	$78,744,619	$4,199,741
Changes From Operations:
• Net investment income (loss)	(27,627)	(73,090)	240,636	548,531	122,295	370,637	56,990
• Net realized gain (loss) on investments	803,315	295,259	40,607	1,054,445	3,485,900	1,849,318	93,776
• Net change in unrealized appreciation or depreciation on investments	(520,884)	(749,802)	(435,966)	(2,205,261)	(4,339,571)	(8,746,985)	(259,757)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,804	(527,633)	(154,723)	(602,285)	(731,376)	(6,527,030)	(108,991)
Changes From Unit Transactions:
• Contract purchases	475,910	465,537	858,343	1,963,905	1,398,018	3,684,760	259,829
• Contract withdrawals	(526,965)	(787,981)	(1,245,094)	(2,858,867)	(2,033,632)	(6,561,169)	(254,224)
• Contract transfers	(1,241,976)	322,156	2,036,364	(1,127,489)	(650,308)	(2,212,924)	(28,831)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,293,031)	(288)	1,649,613	(2,022,451)	(1,285,922)	(5,089,333)	(23,226)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,038,227)	(527,921)	1,494,890	(2,624,736)	(2,017,298)	(11,616,363)	(132,217)
NET ASSETS AT DECEMBER 31, 2015	8,183,952	8,571,497	17,928,378	31,179,015	23,992,319	67,128,256	4,067,524
Changes From Operations:
• Net investment income (loss)	(2,287)	(53,459)	318,520	430,555	109,564	438,554	57,991
• Net realized gain (loss) on investments	228,658	221,376	139,524	423,803	8,416,896	1,189,267	129,601
• Net change in unrealized appreciation or depreciation on investments	(179,606)	(82,061)	(201,062)	222,734	(5,610,010)	(774,268)	(26,197)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,765	85,856	256,982	1,077,092	2,916,450	853,553	161,395
Changes From Unit Transactions:
• Contract purchases	464,437	413,813	866,728	1,808,751	1,301,335	3,314,241	207,655
• Contract withdrawals	(601,497)	(573,771)	(1,197,607)	(2,475,111)	(1,931,669)	(5,505,169)	(242,812)
• Contract transfers	(677,529)	(1,405,792)	(476,599)	(2,497,726)	(1,651,781)	(2,601,802)	(225,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(814,589)	(1,565,750)	(807,478)	(3,164,086)	(2,282,115)	(4,792,730)	(260,804)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(767,824)	(1,479,894)	(550,496)	(2,086,994)	634,335	(3,939,177)	(99,409)
NET ASSETS AT DECEMBER 31, 2016	$7,416,128	$7,091,603	$17,377,882	$29,092,021	$24,626,654	$63,189,079	$3,968,115

See accompanying notes.

	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,047,265	$13,555,316	$26,389,668	$13,033,504	$2,535,056	$1,548,992
Changes From Operations:
• Net investment income (loss)	83,277	173,648	(166,761)	(2,097)	23,903	18,841
• Net realized gain (loss) on investments	130,176	170,275	1	365,685	126,543	62,194
• Net change in unrealized appreciation or depreciation on investments	(507,200)	(872,974)	(1)	(1,396,370)	(210,945)	(127,471)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(293,747)	(529,051)	(166,761)	(1,032,782)	(60,499)	(46,436)
Changes From Unit Transactions:
• Contract purchases	599,194	673,838	2,250,199	600,344	29,073	112,332
• Contract withdrawals	(446,895)	(989,385)	(2,869,456)	(926,408)	(82,688)	(96,747)
• Contract transfers	(607,373)	(145,152)	(911,965)	(584,182)	(51,799)	59,500
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(455,074)	(460,699)	(1,531,222)	(910,246)	(105,414)	75,085
TOTAL INCREASE (DECREASE) IN NET ASSETS	(748,821)	(989,750)	(1,697,983)	(1,943,028)	(165,913)	28,649
NET ASSETS AT DECEMBER 31, 2015	6,298,444	12,565,566	24,691,685	11,090,476	2,369,143	1,577,641
Changes From Operations:
• Net investment income (loss)	56,980	138,588	(171,233)	(1,583)	36,331	18,872
• Net realized gain (loss) on investments	189,724	405,458	2	535,608	71,116	44,413
• Net change in unrealized appreciation or depreciation on investments	(33,901)	(99,403)	(2)	399,813	(25,478)	(2,792)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	212,803	444,643	(171,233)	933,838	81,969	60,493
Changes From Unit Transactions:
• Contract purchases	434,349	1,097,537	2,364,198	565,514	34,585	89,957
• Contract withdrawals	(500,443)	(1,114,602)	(2,692,457)	(863,762)	(68,150)	(110,290)
• Contract transfers	(1,609,864)	(1,091,659)	(3,567,588)	(883,701)	543,942	(81,031)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,675,958)	(1,108,724)	(3,895,847)	(1,181,949)	510,377	(101,364)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,463,155)	(664,081)	(4,067,080)	(248,111)	592,346	(40,871)
NET ASSETS AT DECEMBER 31, 2016	$4,835,289	$11,901,485	$20,624,605	$10,842,365	$2,961,489	$1,536,770

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS Value Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,275,715	$723,339	$31,481,820	$52,979,019	$1,833,695	$140,386,026	$47,573,510
Changes From Operations:
• Net investment income (loss)	15,834	6,498	127,246	585,663	39,391	1,441,106	15,619
• Net realized gain (loss) on investments	84,832	47,902	800,310	4,014,551	19,455	9,256,744	3,402,135
• Net change in unrealized appreciation or depreciation on investments	(142,055)	(77,360)	(763,559)	(5,262,524)	(177,842)	(10,102,242)	(5,777,373)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(41,389)	(22,960)	163,997	(662,310)	(118,996)	595,608	(2,359,619)
Changes From Unit Transactions:
• Contract purchases	130,054	36,422	1,624,679	2,036,015	70,184	6,409,555	2,032,998
• Contract withdrawals	(77,564)	(133,657)	(2,201,993)	(4,464,529)	(66,689)	(10,354,094)	(4,063,019)
• Contract transfers	43,169	23,791	(537,513)	(2,765,322)	(142,702)	(10,887,721)	(3,007,790)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	95,659	(73,444)	(1,114,827)	(5,193,836)	(139,207)	(14,832,260)	(5,037,811)
TOTAL INCREASE (DECREASE) IN NET ASSETS	54,270	(96,404)	(950,830)	(5,856,146)	(258,203)	(14,236,652)	(7,397,430)
NET ASSETS AT DECEMBER 31, 2015	1,329,985	626,935	30,530,990	47,122,873	1,575,492	126,149,374	40,176,080
Changes From Operations:
• Net investment income (loss)	16,807	8,283	240,342	567,753	14,247	1,551,754	217,399
• Net realized gain (loss) on investments	6,461	(22,557)	640,046	4,767,818	11,461	10,332,230	2,432,659
• Net change in unrealized appreciation or depreciation on investments	16,999	30,846	(622,909)	600,250	36,398	900,868	4,747,500
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,267	16,572	257,479	5,935,821	62,106	12,784,852	7,397,558
Changes From Unit Transactions:
• Contract purchases	116,449	24,863	1,436,311	1,901,376	58,655	5,961,078	1,954,444
• Contract withdrawals	(60,507)	(26,336)	(2,110,824)	(3,958,256)	(94,591)	(10,742,931)	(3,391,343)
• Contract transfers	(136,233)	(20,949)	(731,977)	(211,900)	(402,481)	(6,402,580)	(1,674,293)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(80,291)	(22,422)	(1,406,490)	(2,268,780)	(438,417)	(11,184,433)	(3,111,192)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,024)	(5,850)	(1,149,011)	3,667,041	(376,311)	1,600,419	4,286,366
NET ASSETS AT DECEMBER 31, 2016	$1,289,961	$621,085	$29,381,979	$50,789,914	$1,199,181	$127,749,793	$44,462,446
See accompanying notes.

	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount	MFS VIT Research Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount	PIMCO VIT Total Return Portfolio Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$62,545,729	$107,637,436	$21,861,476	$12,690,732	$40,041,345	$77,926,901
Changes From Operations:
• Net investment income (loss)	(538,873)	(926,939)	(27,437)	(7,976)	1,201,689	3,026,227
• Net realized gain (loss) on investments	5,970,302	21,639,297	1,436,225	1,391,316	3,494,217	1,087,438
• Net change in unrealized appreciation or depreciation on investments	545,725	(11,842,893)	(1,859,824)	(1,383,954)	(10,152,676)	(4,242,011)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,977,154	8,869,465	(451,036)	(614)	(5,456,770)	(128,346)
Changes From Unit Transactions:
• Contract purchases	2,891,734	4,884,158	745,837	614,976	1,975,667	3,936,097
• Contract withdrawals	(5,691,532)	(9,434,996)	(1,488,451)	(1,028,437)	(2,915,100)	(5,556,840)
• Contract transfers	(1,354,466)	(6,872,279)	(844,646)	(783,638)	(2,950,292)	(7,122,291)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,154,264)	(11,423,117)	(1,587,260)	(1,197,099)	(3,889,725)	(8,743,034)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,822,890	(2,553,652)	(2,038,296)	(1,197,713)	(9,346,495)	(8,871,380)
NET ASSETS AT DECEMBER 31, 2015	64,368,619	105,083,784	19,823,180	11,493,019	30,694,850	69,055,521
Changes From Operations:
• Net investment income (loss)	(411,798)	(838,864)	(50,010)	(2,386)	1,006,974	930,598
• Net realized gain (loss) on investments	4,391,562	11,638,513	1,635,617	1,472,477	774,912	(229,408)
• Net change in unrealized appreciation or depreciation on investments	(4,262,863)	(11,721,176)	703,018	(635,435)	1,458,403	665,279
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(283,099)	(921,527)	2,288,625	834,656	3,240,289	1,366,469
Changes From Unit Transactions:
• Contract purchases	2,515,091	4,611,382	700,553	576,895	1,868,131	3,447,527
• Contract withdrawals	(5,226,795)	(8,497,534)	(1,152,114)	(964,965)	(2,439,685)	(5,147,395)
• Contract transfers	(7,672,249)	(5,627,508)	(1,375,581)	(774,974)	(2,355,033)	(2,325,524)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,383,953)	(9,513,660)	(1,827,142)	(1,163,044)	(2,926,587)	(4,025,392)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,667,052)	(10,435,187)	461,483	(328,388)	313,702	(2,658,923)
NET ASSETS AT DECEMBER 31, 2016	$53,701,567	$94,648,597	$20,284,663	$11,164,631	$31,008,552	$66,396,598

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	ProFund VP Asia 30 Subaccount	ProFund VP Europe 30 Subaccount	ProFund VP Financials Subaccount	ProFund VP Health Care Subaccount	ProFund VP Large-Cap Growth Subaccount	ProFund VP Large-Cap Value Subaccount	ProFund VP Rising Rates Opportunity Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,479,648	$3,496,984	$3,155,130	$7,763,384	$1,554,924	$1,529,095	$1,196,374
Changes From Operations:
• Net investment income (loss)	(34,378)	147,436	(15,545)	(62,722)	(13,946)	1,037	(7,948)
• Net realized gain (loss) on investments	294,649	(72,410)	239,339	634,466	118,712	108,970	(147,230)
• Net change in unrealized appreciation or depreciation on investments	(981,769)	(515,533)	(323,118)	(283,364)	(85,890)	(186,148)	131,952
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(721,498)	(440,507)	(99,324)	288,380	18,876	(76,141)	(23,226)
Changes From Unit Transactions:
• Contract purchases	535,976	369,145	100,621	298,816	70,022	41,440	68,289
• Contract withdrawals	(462,283)	(327,265)	(233,177)	(637,371)	(126,054)	(58,847)	(189,163)
• Contract transfers	(459,289)	29,124	(173,838)	(9,063)	1,238,368	(186,242)	(31,463)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(385,596)	71,004	(306,394)	(347,618)	1,182,336	(203,649)	(152,337)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,107,094)	(369,503)	(405,718)	(59,238)	1,201,212	(279,790)	(175,563)
NET ASSETS AT DECEMBER 31, 2015	6,372,554	3,127,481	2,749,412	7,704,146	2,756,136	1,249,305	1,020,811
Changes From Operations:
• Net investment income (loss)	25,529	71,540	(8,576)	(45,326)	(15,956)	4,531	(6,524)
• Net realized gain (loss) on investments	(243,773)	(114,141)	131,191	629,978	260,036	44,912	(228,166)
• Net change in unrealized appreciation or depreciation on investments	221,650	263,232	73,099	(920,283)	(158,428)	119,581	156,599
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,406	220,631	195,714	(335,631)	85,652	169,024	(78,091)
Changes From Unit Transactions:
• Contract purchases	477,257	338,942	96,465	238,546	69,132	30,619	83,207
• Contract withdrawals	(436,230)	(310,791)	(102,631)	(424,365)	(185,599)	(71,416)	(124,981)
• Contract transfers	(415,464)	(112,644)	(645,136)	(1,362,871)	(1,038,139)	(82,316)	675,899
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(374,437)	(84,493)	(651,302)	(1,548,690)	(1,154,606)	(123,113)	634,125
TOTAL INCREASE (DECREASE) IN NET ASSETS	(371,031)	136,138	(455,588)	(1,884,321)	(1,068,954)	45,911	556,034
NET ASSETS AT DECEMBER 31, 2016	$6,001,523	$3,263,619	$2,293,824	$5,819,825	$1,687,182	$1,295,216	$1,576,845

See accompanying notes.

	ProFund VP Small-Cap Growth Subaccount	ProFund VP Small-Cap Value Subaccount	ProFund VP Technology Subaccount	ProFund VP U.S. Government Plus Subaccount	T. Rowe Price Mid-Cap Growth Portfolio Class II Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,075,399	$1,360,142	$7,018,648	$2,122,549	$4,839,859	$40,147,754
Changes From Operations:
• Net investment income (loss)	(17,799)	(8,785)	(49,391)	(15,495)	(36,235)	1,009,190
• Net realized gain (loss) on investments	303,742	147,620	435,690	43,481	748,947	1,347,000
• Net change in unrealized appreciation or depreciation on investments	(271,132)	(244,847)	(308,130)	(194,772)	(448,959)	(5,017,998)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,811	(106,012)	78,169	(166,786)	263,753	(2,661,808)
Changes From Unit Transactions:
• Contract purchases	114,594	60,183	257,238	139,953	151,791	3,147,043
• Contract withdrawals	(265,166)	(200,084)	(395,319)	(161,208)	(297,565)	(4,717,078)
• Contract transfers	540,271	(173,068)	(498,021)	94,242	(208,616)	(189,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	389,699	(312,969)	(636,102)	72,987	(354,390)	(1,759,610)
TOTAL INCREASE (DECREASE) IN NET ASSETS	404,510	(418,981)	(557,933)	(93,799)	(90,637)	(4,421,418)
NET ASSETS AT DECEMBER 31, 2015	2,479,909	941,161	6,460,715	2,028,750	4,749,222	35,726,336
Changes From Operations:
• Net investment income (loss)	(14,982)	(7,934)	(44,755)	(19,183)	(32,305)	423,202
• Net realized gain (loss) on investments	18,853	98,879	521,870	220,911	334,502	(54,177)
• Net change in unrealized appreciation or depreciation on investments	312,427	184,890	141,366	(136,797)	(102,637)	1,692,449
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	316,298	275,835	618,481	64,931	199,560	2,061,474
Changes From Unit Transactions:
• Contract purchases	96,574	60,443	209,002	132,523	139,635	2,847,279
• Contract withdrawals	(174,605)	(106,379)	(457,634)	(536,744)	(289,513)	(3,797,105)
• Contract transfers	(625,314)	68,933	(358,007)	252,542	(387,862)	(2,897,393)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(703,345)	22,997	(606,639)	(151,679)	(537,740)	(3,847,219)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(387,047)	298,832	11,842	(86,748)	(338,180)	(1,785,745)
NET ASSETS AT DECEMBER 31, 2016	$2,092,862	$1,239,993	$6,472,557	$1,942,002	$4,411,042	$33,940,591

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Templeton Foreign VIP Fund Class 2 Subaccount	Vanguard VIF Mid-Cap Index Portfolio Subaccount	Vanguard VIF REIT Index Portfolio Subaccount	Vanguard VIF Small Company Growth Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2015	$22,056,494	$27,115,245	$30,549,581	$20,802,004
Changes From Operations:
• Net investment income (loss)	582,985	134,006	314,914	(79,010)
• Net realized gain (loss) on investments	817,034	2,502,549	1,630,473	2,699,435
• Net change in unrealized appreciation or depreciation on investments	(2,917,264)	(3,144,947)	(1,523,613)	(3,313,601)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,517,245)	(508,392)	421,774	(693,176)
Changes From Unit Transactions:
• Contract purchases	5,474	1,209,433	1,448,807	1,004,844
• Contract withdrawals	—	(1,738,972)	(2,145,022)	(1,586,131)
• Contract transfers	(439,451)	(1,033,655)	(1,449,382)	(154,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(433,977)	(1,563,194)	(2,145,597)	(736,209)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,951,222)	(2,071,586)	(1,723,823)	(1,429,385)
NET ASSETS AT DECEMBER 31, 2015	20,105,272	25,043,659	28,825,758	19,372,619
Changes From Operations:
• Net investment income (loss)	274,245	163,707	532,588	(65,907)
• Net realized gain (loss) on investments	(267,233)	2,612,146	2,839,841	1,630,726
• Net change in unrealized appreciation or depreciation on investments	1,307,303	(284,910)	(1,294,299)	889,369
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,314,315	2,490,943	2,078,130	2,454,188
Changes From Unit Transactions:
• Contract purchases	9,969	1,150,299	1,463,343	749,556
• Contract withdrawals	—	(1,613,753)	(2,202,404)	(1,023,438)
• Contract transfers	(623,727)	29,118	705,556	(1,012,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(613,758)	(434,336)	(33,505)	(1,286,523)
TOTAL INCREASE (DECREASE) IN NET ASSETS	700,557	2,056,607	2,044,625	1,167,665
NET ASSETS AT DECEMBER 31, 2016	$20,805,829	$27,100,266	$30,870,383	$20,540,284

See accompanying notes.

Lincoln Life Flexible Premium Variable Life
Account JF-A

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of the Company. The Variable Account consists of seven products as follows:

• Lincoln Ensemble I VUL • Lincoln Ensemble II VUL • Lincoln Ensemble III VUL • Lincoln Ensemble Exec VUL	• Lincoln Ensemble Accumulator VUL • Lincoln Ensemble Protector VUL • Lincoln Ensemble Exec VUL 2006

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-six mutual funds (the Funds) of thirteen open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP International Fund Class I

American Century VP Value Fund Class II

American Funds Insurance Series (American Funds):

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

Delaware VIP Trust (Delaware VIP):

Delaware VIP High Yield Series Standard Class

Deutsche Investments VIT Funds (Deutsche):

Deutsche Small Cap Index VIP Portfolio Class B

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Small Cap Value VIP Fund Class 2

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Service Class

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Government Money Market Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS Value Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Research Series Initial Class

MFS VIT Utilities Series Initial Class

Lincoln Life Flexible Premium Variable Life
Account JF-A

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT Total Return Portfolio Administrative Class

ProFunds VP (ProFund VP):

ProFund VP Asia 30

ProFund VP Europe 30

ProFund VP Financials

ProFund VP Health Care

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Rising Rates Opportunity

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP U.S. Government Plus

T. Rowe Price Equity Series, Inc. (T. Rowe Price):

T. Rowe Price Mid-Cap Growth Portfolio Class II

Vanguard Variable Insurance Fund (Vanguard VIF):

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF REIT Index Portfolio

Vanguard VIF Small Company Growth Portfolio

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class

During 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

•  Lincoln Ensemble I VUL - annual rate of .60%.

•  Lincoln Ensemble II VUL - annual rate of .90%.

•  Lincoln Ensemble III VUL - annual rate of .60% for policy years one through twenty-five and .10% thereafter.

•  Lincoln Ensemble Exec VUL - annual rate of .60% for policy years one through twenty-five and .40% thereafter.

•  Lincoln Ensemble Accumulator VUL - annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.

•  Lincoln Ensemble Protector VUL - annual rate of .60% for policy years one through fifteen and .10% thereafter.

•  Lincoln Ensemble Exec VUL 2006 - annual rate of .50% for policy years one through twenty-five and .10% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads retained by the Company for the years ended December 31, 2016 and 2015, amounted to $1,860,235 and $2,004,627, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed by the Company for the years ended December 31, 2016 and 2015.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2016 and 2015, amounted to $65,085,727 and $65,755,268, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. For the years ended December 31, 2016 and 2015, transfer fees retained by the Company amounted to $75 and $50, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. The full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2016 and 2015, amounted to $832,501 and $645,924, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
American Century VP International Fund Class I
	2016	0.48%	0.90%	$13.81	$27.00	988,333	$13,926,024	-6.35%	-5.97%	0.95%
	2015	0.50%	0.90%	14.74	28.71	1,042,560	16,745,660	-0.14%	0.26%	0.36%
	2014	0.50%	0.90%	14.77	28.64	994,835	15,817,527	-6.35%	-5.98%	1.66%
	2013	0.50%	0.90%	15.77	30.46	1,030,134	17,363,095	21.31%	21.80%	1.70%
	2012	0.50%	0.90%	13.00	25.01	1,148,583	15,854,993	20.08%	20.56%	0.87%
American Century VP Value Fund Class II
	2016	0.48%	0.90%	23.24	41.19	548,928	12,622,432	19.20%	19.68%	1.48%
	2015	0.50%	0.90%	19.43	34.41	502,985	10,770,260	-4.88%	-4.50%	1.93%
	2014	0.50%	0.90%	20.37	36.04	598,173	13,287,988	11.88%	12.33%	1.36%
	2013	0.50%	0.90%	18.15	32.08	656,462	13,020,143	30.30%	30.83%	1.49%
	2012	0.50%	0.90%	13.89	24.52	678,964	10,293,932	13.55%	14.01%	1.80%
American Funds Growth Fund Class 2
	2016	0.48%	0.90%	24.97	41.31	2,180,305	50,624,072	8.51%	8.94%	0.70%
	2015	0.50%	0.90%	22.95	37.92	1,928,942	51,551,476	5.90%	6.33%	0.60%
	2014	0.50%	0.90%	21.60	35.67	2,019,325	50,898,317	7.54%	7.97%	0.79%
	2013	0.50%	0.90%	20.03	33.03	2,171,345	50,892,276	28.94%	29.45%	0.94%
	2012	0.50%	0.90%	15.49	25.52	2,291,953	41,790,163	16.84%	17.30%	0.78%
American Funds Growth-Income Fund Class 2
	2016	0.48%	0.90%	22.21	39.61	1,739,471	36,933,964	10.52%	10.96%	1.37%
	2015	0.50%	0.90%	20.03	35.70	1,510,930	35,073,485	0.55%	0.95%	1.29%
	2014	0.50%	0.90%	19.86	35.36	1,608,914	37,310,081	9.64%	10.08%	1.30%
	2013	0.50%	0.90%	18.06	32.12	1,692,437	35,795,323	32.30%	32.83%	1.34%
	2012	0.50%	0.90%	13.61	24.18	1,886,029	30,219,466	16.43%	16.90%	1.59%
Delaware VIP High Yield Series Standard Class
	2016	0.48%	0.90%	16.30	16.95	555,053	8,421,047	12.15%	12.60%	6.22%
	2015	0.50%	0.90%	14.54	15.05	505,809	7,470,396	-7.43%	-7.06%	6.52%
	2014	0.50%	0.90%	15.71	16.20	555,140	8,839,369	-1.18%	-0.78%	6.64%
	2013	0.50%	0.90%	15.89	16.32	683,315	10,995,620	8.24%	8.67%	7.67%
	2012	0.50%	0.90%	14.68	15.02	612,920	9,097,163	16.77%	17.24%	8.88%
Deutsche Small Cap Index VIP Portfolio Class B
	2016	0.48%	0.90%	24.37	41.29	604,446	13,553,154	19.63%	20.10%	0.76%
	2015	0.50%	0.90%	20.31	34.38	556,259	12,097,576	-5.71%	-5.33%	0.78%
	2014	0.50%	0.90%	21.47	36.31	610,268	14,073,152	3.54%	3.95%	0.71%
	2013	0.50%	0.90%	20.68	34.93	638,794	14,217,528	37.07%	37.62%	1.41%
	2012	0.50%	0.90%	15.04	25.38	726,650	11,793,634	14.84%	15.30%	0.64%
Fidelity VIP Contrafund Portfolio Initial Class
	2016	0.48%	0.90%	26.12	52.45	2,450,539	83,160,372	7.04%	7.47%	0.74%
	2015	0.50%	0.90%	24.33	49.00	2,341,313	84,924,706	-0.23%	0.17%	0.99%
	2014	0.50%	0.90%	24.31	49.11	2,637,984	95,362,534	10.94%	11.39%	0.95%
	2013	0.50%	0.90%	21.85	44.27	2,829,066	93,027,331	30.11%	30.63%	1.06%
	2012	0.50%	0.90%	16.74	34.02	3,076,415	78,069,109	15.37%	15.84%	1.33%
Fidelity VIP Equity-Income Portfolio Initial Class
	2016	0.48%	0.90%	20.97	36.50	1,588,821	37,262,513	16.96%	17.43%	2.13%
	2015	0.50%	0.90%	17.87	31.08	1,645,530	34,346,892	-4.83%	-4.44%	3.08%
	2014	0.50%	0.90%	18.72	32.53	1,781,087	38,945,676	7.74%	8.18%	2.78%
	2013	0.50%	0.90%	17.32	30.07	1,965,017	39,725,046	27.00%	27.51%	2.47%
	2012	0.50%	0.90%	13.60	23.58	2,138,932	34,045,800	16.26%	16.72%	3.08%
Fidelity VIP Growth Portfolio Initial Class
	2016	0.48%	0.90%	14.90	41.95	1,648,977	33,115,855	-0.10%	0.30%	0.03%
	2015	0.50%	0.90%	14.87	41.82	1,826,469	37,869,918	6.21%	6.64%	0.25%
	2014	0.50%	0.90%	13.95	39.22	1,960,657	38,408,064	10.30%	10.74%	0.19%
	2013	0.50%	0.90%	12.61	35.41	2,128,577	37,936,898	35.11%	35.66%	0.29%
	2012	0.50%	0.90%	9.31	26.11	2,372,704	31,126,383	13.66%	14.12%	0.58%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Fidelity VIP High Income Portfolio Initial Class
	2016	0.90%	0.90%	$21.93	$21.93	15,957	$349,955	13.58%	13.58%	4.81%
	2015	0.90%	0.90%	19.31	19.31	17,728	342,313	-4.49%	-4.49%	6.25%
	2014	0.90%	0.90%	20.22	20.22	20,132	407,014	0.25%	0.25%	5.60%
	2013	0.90%	0.90%	20.17	20.17	21,816	439,946	5.00%	5.00%	5.72%
	2012	0.90%	0.90%	19.21	19.21	23,448	450,347	13.21%	13.21%	5.74%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
	2016	0.48%	0.90%	14.97	30.14	1,769,393	25,896,276	3.54%	3.96%	2.03%
	2015	0.50%	0.90%	14.45	28.99	1,601,722	24,493,815	-1.74%	-1.34%	2.37%
	2014	0.50%	0.90%	14.71	29.39	1,552,142	24,102,102	4.67%	5.09%	2.00%
	2013	0.50%	0.90%	14.05	27.96	1,592,374	23,506,567	-2.95%	-2.56%	2.16%
	2012	0.50%	0.90%	14.48	28.70	1,672,705	25,379,545	4.66%	5.08%	2.30%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2016	0.48%	0.90%	30.00	42.85	891,546	25,326,252	10.92%	11.36%	0.28%
	2015	0.50%	0.90%	26.96	38.48	762,533	25,770,103	-2.51%	-2.12%	0.25%
	2014	0.50%	0.90%	27.58	39.31	825,804	28,614,704	5.08%	5.50%	0.02%
	2013	0.50%	0.90%	26.16	37.26	900,407	29,736,628	34.65%	35.19%	0.28%
	2012	0.50%	0.90%	19.37	27.56	944,200	23,137,919	13.54%	13.99%	0.39%
Franklin Small Cap Value VIP Fund Class 2
	2016	0.48%	0.90%	27.52	43.18	717,406	20,265,510	29.02%	29.54%	0.75%
	2015	0.50%	0.90%	21.27	33.33	612,911	15,940,484	-8.22%	-7.85%	0.63%
	2014	0.50%	0.90%	23.10	36.17	638,694	18,079,453	-0.33%	0.07%	0.62%
	2013	0.50%	0.90%	23.11	36.15	648,936	18,506,705	35.02%	35.56%	1.34%
	2012	0.50%	0.90%	17.06	26.66	699,463	14,769,814	17.33%	17.80%	0.78%
Goldman Sachs VIT Strategic Growth Fund Institutional Shares
	2016	0.48%	0.90%	16.16	41.48	470,006	7,416,128	1.07%	1.47%	0.57%
	2015	0.50%	0.90%	15.98	40.88	445,052	8,183,952	2.47%	2.88%	0.35%
	2014	0.50%	0.90%	15.60	39.74	521,940	9,222,179	12.62%	13.07%	0.43%
	2013	0.50%	0.90%	13.85	35.14	486,392	7,574,261	31.23%	31.76%	0.40%
	2012	0.50%	0.90%	10.55	26.67	550,444	6,456,081	18.81%	19.29%	0.71%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016	0.48%	0.90%	13.60	27.58	504,393	7,091,603	1.34%	1.75%	0.00%
	2015	0.50%	0.90%	13.42	27.11	604,443	8,571,497	-5.06%	-4.68%	0.00%
	2014	0.50%	0.90%	14.14	28.44	612,129	9,099,418	-8.14%	-7.77%	0.00%
	2013	0.50%	0.90%	15.39	30.84	636,258	10,258,223	23.70%	24.20%	0.00%
	2012	0.50%	0.90%	12.44	24.83	697,350	9,073,113	5.53%	5.95%	0.00%
LVIP Delaware Bond Fund Service Class
	2016	0.48%	0.90%	17.44	32.97	908,772	17,377,882	1.45%	1.86%	2.23%
	2015	0.50%	0.90%	17.14	32.37	898,728	17,928,378	-0.86%	-0.46%	2.03%
	2014	0.50%	0.90%	17.24	32.52	820,242	16,433,488	4.66%	5.08%	1.69%
	2013	0.50%	0.90%	16.42	30.95	812,212	15,529,516	-3.52%	-3.13%	1.42%
	2012	0.50%	0.90%	16.97	31.95	973,370	19,161,553	5.28%	5.71%	1.76%
LVIP Delaware Foundation Conservative Allocation Fund Service Class
	2016	0.48%	0.90%	16.62	38.87	1,154,389	29,092,021	3.52%	3.93%	2.02%
	2015	0.50%	0.90%	16.01	37.55	1,239,746	31,179,015	-2.07%	-1.68%	2.45%
	2014	0.50%	0.90%	16.30	38.34	1,311,704	33,803,751	3.67%	4.09%	2.38%
	2013	0.50%	0.90%	15.67	36.98	1,379,771	34,795,267	8.09%	8.52%	1.88%
	2012	0.50%	0.90%	14.46	34.22	1,478,994	34,770,713	9.37%	9.81%	2.22%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2016	0.48%	0.90%	12.91	39.03	1,284,937	24,626,654	12.99%	13.44%	1.12%
	2015	0.50%	0.90%	11.40	34.40	1,407,956	23,992,319	-3.22%	-2.83%	1.24%
	2014	0.50%	0.90%	11.74	35.40	1,484,006	26,009,617	11.77%	12.22%	1.59%
	2013	0.50%	0.90%	10.47	31.55	1,604,456	25,280,257	31.61%	32.13%	1.41%
	2012	0.50%	0.90%	7.93	23.88	1,731,736	20,698,715	13.89%	14.34%	0.75%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016	0.48%	0.90%	17.58	95.65	1,381,856	63,189,079	1.50%	1.91%	1.41%
	2015	0.50%	0.90%	17.26	93.95	1,360,825	67,128,256	-8.85%	-8.48%	1.33%
	2014	0.50%	0.90%	18.88	102.76	1,435,822	78,744,619	-2.87%	-2.48%	1.39%
	2013	0.50%	0.90%	19.38	105.48	1,572,889	88,211,867	18.85%	19.33%	1.32%
	2012	0.50%	0.90%	16.26	88.48	1,646,527	80,847,434	20.13%	20.61%	1.93%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016	0.48%	0.90%	$14.05	$14.54	293,491	$3,968,115	4.08%	4.50%	2.04%
	2015	0.50%	0.90%	13.50	13.91	298,499	4,067,524	-2.87%	-2.48%	2.15%
	2014	0.50%	0.90%	13.89	14.27	299,599	4,199,741	4.75%	5.17%	1.91%
	2013	0.50%	0.90%	13.26	13.57	315,232	4,211,927	8.77%	9.20%	1.99%
	2012	0.50%	0.90%	12.20	12.42	319,229	3,921,313	8.79%	9.23%	3.52%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016	0.48%	0.90%	11.72	12.13	406,536	4,835,289	3.81%	4.23%	1.58%
	2015	0.50%	0.90%	11.29	11.64	548,446	6,298,444	-4.55%	-4.17%	1.91%
	2014	0.50%	0.90%	11.83	12.14	587,271	7,047,265	2.54%	2.95%	1.36%
	2013	0.50%	0.90%	11.53	11.80	1,112,344	13,021,721	12.53%	12.98%	1.97%
	2012	0.50%	0.90%	10.25	10.44	753,416	7,809,955	8.17%	8.60%	2.53%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016	0.48%	0.90%	12.70	13.14	938,588	11,901,485	3.41%	3.82%	1.64%
	2015	0.50%	0.90%	12.28	12.66	1,005,110	12,565,566	-4.24%	-3.86%	1.97%
	2014	0.50%	0.90%	12.82	13.16	1,040,859	13,555,316	3.21%	3.63%	1.97%
	2013	0.50%	0.90%	12.42	12.70	1,034,946	13,035,612	10.85%	11.30%	1.61%
	2012	0.50%	0.90%	11.21	11.41	1,476,455	16,729,548	8.61%	9.04%	3.36%
LVIP Government Money Market Fund Standard Class
	2016	0.48%	0.90%	10.83	22.02	1,521,055	20,624,605	-0.87%	-0.47%	0.03%
	2015	0.50%	0.90%	10.89	22.14	1,790,338	24,691,685	-0.87%	-0.48%	0.02%
	2014	0.50%	0.90%	10.95	22.27	1,865,754	26,389,668	-0.87%	-0.47%	0.03%
	2013	0.50%	0.90%	11.01	22.40	1,864,898	26,732,030	-0.87%	-0.47%	0.02%
	2012	0.50%	0.90%	11.08	22.53	2,462,094	39,038,913	-0.87%	-0.47%	0.03%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016	0.48%	0.90%	18.53	34.01	467,092	10,842,365	9.02%	9.46%	0.66%
	2015	0.50%	0.90%	16.95	31.07	494,962	11,090,476	-8.56%	-8.20%	0.72%
	2014	0.50%	0.90%	18.48	33.84	532,161	13,033,504	7.15%	7.58%	0.79%
	2013	0.50%	0.90%	17.19	31.46	583,920	13,359,433	23.06%	23.55%	0.46%
	2012	0.50%	0.90%	13.93	25.46	656,861	12,194,705	12.74%	13.19%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2016	0.48%	0.90%	12.41	12.85	238,255	2,961,489	3.50%	3.91%	2.13%
	2015	0.50%	0.90%	11.99	12.37	197,047	2,369,143	-2.49%	-2.10%	1.82%
	2014	0.50%	0.90%	12.30	12.55	205,664	2,535,056	3.84%	4.15%	2.39%
	2013	0.60%	0.90%	11.85	12.05	24,212	290,109	7.95%	8.28%	1.40%
	2012	0.60%	0.90%	10.97	11.13	14,031	154,732	7.57%	7.89%	2.19%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2016	0.50%	0.90%	12.17	12.59	124,349	1,536,770	3.52%	3.93%	1.67%
	2015	0.50%	0.90%	11.75	12.12	132,389	1,577,641	-3.09%	-2.70%	1.92%
	2014	0.50%	0.90%	12.13	12.45	126,280	1,548,992	3.45%	3.87%	1.78%
	2013	0.50%	0.90%	11.72	11.99	110,842	1,313,121	10.14%	10.58%	1.23%
	2012	0.50%	0.90%	10.65	10.84	98,430	1,054,519	7.41%	7.84%	2.08%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2016	0.48%	0.90%	11.83	12.14	107,802	1,289,961	2.79%	3.10%	1.89%
	2015	0.60%	0.90%	11.51	11.78	113,719	1,329,985	-3.53%	-3.24%	1.92%
	2014	0.60%	0.90%	11.93	12.17	105,376	1,275,715	3.23%	3.54%	3.20%
	2013	0.60%	0.90%	11.56	11.76	68,442	798,589	12.73%	13.06%	1.45%
	2012	0.60%	0.90%	10.25	10.40	81,642	844,003	6.93%	7.25%	2.26%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2016	0.60%	0.90%	11.38	11.68	53,642	621,085	2.88%	3.19%	2.36%
	2015	0.60%	0.90%	11.06	11.32	55,855	626,935	-4.09%	-3.80%	1.67%
	2014	0.60%	0.90%	11.54	11.77	61,897	723,339	2.55%	2.86%	2.62%
	2013	0.60%	0.90%	11.25	11.44	70,679	802,585	15.49%	15.84%	1.65%
	2012	0.60%	0.90%	9.74	9.88	93,735	921,573	6.16%	6.48%	3.62%
LVIP MFS International Growth Fund Standard Class
	2016	0.48%	0.90%	11.04	26.42	2,112,385	29,381,979	0.75%	1.15%	1.43%
	2015	0.50%	0.90%	10.93	26.12	2,100,337	30,530,990	0.38%	0.79%	1.16%
	2014	0.50%	0.90%	10.85	25.91	2,175,556	31,481,820	-5.90%	-5.52%	1.03%
	2013	0.50%	0.90%	11.50	27.43	2,261,147	34,565,963	12.59%	13.05%	0.80%
	2012	0.50%	0.90%	10.18	24.26	2,423,521	32,668,162	18.33%	18.80%	0.73%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
LVIP MFS Value Fund Standard Class
	2016	0.48%	0.90%	$25.55	$77.93	1,121,312	$50,789,914	13.04%	13.49%	1.84%
	2015	0.50%	0.90%	22.53	68.94	1,012,320	47,122,873	-1.43%	-1.04%	1.98%
	2014	0.50%	0.90%	22.79	69.94	1,117,720	52,979,019	9.52%	9.95%	2.38%
	2013	0.50%	0.90%	20.75	63.86	1,194,951	52,142,269	34.74%	35.28%	1.65%
	2012	0.50%	0.90%	15.35	47.40	1,350,974	43,692,936	15.29%	15.75%	1.18%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016	0.48%	0.90%	10.04	10.40	116,855	1,199,181	4.68%	5.10%	1.57%
	2015	0.50%	0.90%	9.60	9.89	161,246	1,575,492	-7.36%	-6.99%	3.00%
	2014	0.50%	0.90%	10.36	10.64	174,439	1,833,695	3.04%	3.45%	2.14%
	2013	0.50%	0.90%	10.05	10.28	186,204	1,897,754	8.82%	9.26%	2.17%
	2012	0.50%	0.90%	9.24	9.41	157,961	1,476,606	10.15%	10.60%	3.15%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016	0.48%	0.90%	18.21	41.74	5,079,646	127,749,793	10.76%	11.20%	1.85%
	2015	0.50%	0.90%	16.39	37.53	5,103,195	126,149,374	0.27%	0.67%	1.86%
	2014	0.50%	0.90%	16.30	37.28	5,758,967	140,386,026	12.41%	12.86%	1.89%
	2013	0.50%	0.90%	14.46	33.04	6,501,500	138,426,653	30.82%	31.34%	1.52%
	2012	0.50%	0.90%	11.02	25.15	7,239,287	118,656,941	14.61%	15.07%	0.88%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016	0.48%	0.90%	21.38	86.46	766,597	44,462,446	19.60%	20.08%	1.29%
	2015	0.50%	0.90%	17.82	72.08	810,198	40,176,080	-5.57%	-5.19%	0.90%
	2014	0.50%	0.90%	18.82	76.10	932,827	47,573,510	3.74%	4.15%	0.83%
	2013	0.50%	0.90%	18.09	73.14	971,978	49,892,188	36.67%	37.22%	0.78%
	2012	0.50%	0.90%	13.19	53.36	1,064,885	39,765,042	14.86%	15.32%	0.67%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2016	0.48%	0.90%	12.59	46.19	1,731,881	53,701,567	0.49%	0.89%	0.09%
	2015	0.50%	0.90%	12.49	45.97	2,056,873	64,368,619	9.74%	10.18%	0.00%
	2014	0.50%	0.90%	11.35	41.89	2,169,246	62,545,729	7.74%	8.17%	0.00%
	2013	0.50%	0.90%	10.50	38.88	2,368,394	63,333,507	37.80%	38.35%	0.00%
	2012	0.50%	0.90%	7.60	28.21	2,616,318	51,552,336	17.25%	17.72%	0.00%
LVIP Wellington Capital Growth Fund Standard Class
	2016	0.48%	0.90%	12.21	71.61	2,278,367	94,648,597	-0.79%	-0.50%	0.00%
	2015	0.60%	0.90%	12.27	72.19	2,451,679	105,083,784	8.44%	8.77%	0.00%
	2014	0.50%	0.90%	11.28	66.57	2,699,137	107,637,436	10.38%	10.82%	0.18%
	2013	0.50%	0.90%	10.19	60.31	2,929,792	107,424,811	34.78%	35.32%	0.00%
	2012	0.50%	0.90%	7.54	44.74	3,261,887	89,012,081	18.00%	18.47%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2016	0.48%	0.90%	25.81	42.29	723,369	20,284,663	12.05%	12.50%	0.46%
	2015	0.50%	0.90%	22.96	37.59	726,093	19,823,180	-2.40%	-2.01%	0.64%
	2014	0.50%	0.90%	23.46	38.36	782,206	21,861,476	7.32%	7.75%	0.30%
	2013	0.50%	0.90%	21.79	35.60	883,097	22,997,831	32.95%	33.49%	0.23%
	2012	0.50%	0.90%	16.34	26.67	916,185	17,963,616	23.01%	23.50%	0.36%
MFS VIT Research Series Initial Class
	2016	0.60%	0.90%	17.10	25.93	507,734	11,164,631	7.76%	8.09%	0.71%
	2015	0.60%	0.90%	15.82	24.06	561,169	11,493,019	-0.10%	0.20%	0.74%
	2014	0.60%	0.90%	15.79	24.08	617,561	12,690,732	9.21%	9.54%	0.81%
	2013	0.60%	0.90%	14.42	22.05	683,110	12,909,859	31.10%	31.49%	0.32%
	2012	0.60%	0.90%	10.96	16.82	769,596	11,062,150	16.22%	16.57%	0.79%
MFS VIT Utilities Series Initial Class
	2016	0.48%	0.90%	27.33	45.27	1,039,825	31,008,552	10.47%	10.92%	3.56%
	2015	0.50%	0.90%	24.66	40.82	978,796	30,694,850	-15.28%	-14.94%	4.09%
	2014	0.50%	0.90%	29.02	47.99	1,077,417	40,041,345	11.72%	12.17%	2.08%
	2013	0.50%	0.90%	25.90	42.78	1,101,927	36,515,849	19.44%	19.92%	2.30%
	2012	0.50%	0.90%	21.62	35.68	1,204,541	33,530,575	12.47%	12.92%	6.71%
PIMCO VIT Total Return Portfolio Administrative Class
	2016	0.48%	0.90%	17.44	48.43	3,695,663	66,396,598	1.76%	2.17%	1.92%
	2015	0.50%	0.90%	17.08	47.45	3,548,043	69,055,521	-0.45%	-0.05%	4.89%
	2014	0.50%	0.90%	17.11	47.52	3,984,376	77,926,330	3.35%	3.76%	2.18%
	2013	0.50%	0.90%	16.50	45.84	4,282,166	80,946,745	-2.84%	-2.45%	2.19%
	2012	0.50%	0.90%	16.94	47.04	4,765,679	92,469,334	8.62%	9.06%	2.57%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
ProFund VP Asia 30
	2016	0.48%	0.90%	$16.91	$28.38	349,291	$6,001,523	-0.26%	0.14%	1.06%
	2015	0.50%	0.90%	16.90	28.34	345,015	6,372,554	-10.19%	-9.83%	0.28%
	2014	0.50%	0.90%	18.76	31.43	364,645	7,479,648	-2.45%	-2.06%	0.08%
	2013	0.50%	0.90%	19.18	32.09	407,991	8,578,681	13.94%	14.40%	0.06%
	2012	0.50%	0.90%	16.78	28.05	419,520	7,736,039	14.44%	14.90%	0.00%
ProFund VP Europe 30
	2016	0.48%	0.90%	12.25	21.65	243,404	3,263,619	6.84%	7.27%	2.72%
	2015	0.50%	0.90%	11.47	20.18	245,740	3,127,481	-11.68%	-11.32%	4.76%
	2014	0.50%	0.90%	12.98	22.76	244,002	3,496,984	-9.47%	-9.10%	1.25%
	2013	0.50%	0.90%	14.34	25.04	263,504	4,128,058	20.55%	21.03%	1.63%
	2012	0.50%	0.90%	11.90	20.69	237,379	3,088,162	15.55%	16.01%	3.40%
ProFund VP Financials
	2016	0.48%	0.90%	11.85	20.59	186,251	2,293,824	14.29%	14.75%	0.28%
	2015	0.50%	0.90%	10.35	17.94	260,413	2,749,412	-2.38%	-1.99%	0.30%
	2014	0.50%	0.90%	10.57	18.30	292,352	3,155,130	11.91%	12.35%	0.21%
	2013	0.50%	0.90%	9.42	16.29	515,964	4,927,750	30.89%	31.42%	0.37%
	2012	0.50%	0.90%	7.18	12.40	335,494	2,445,821	23.61%	24.11%	0.14%
ProFund VP Health Care
	2016	0.48%	0.90%	22.73	47.14	301,116	5,819,825	-4.91%	-4.53%	0.00%
	2015	0.50%	0.90%	23.90	49.38	310,407	7,704,146	4.08%	4.50%	0.00%
	2014	0.50%	0.90%	22.97	47.25	326,761	7,763,384	22.59%	23.08%	0.07%
	2013	0.50%	0.90%	18.73	38.39	299,912	5,752,813	38.51%	39.06%	0.36%
	2012	0.50%	0.90%	13.53	27.61	240,614	3,341,236	16.35%	16.82%	0.36%
ProFund VP Large-Cap Growth
	2016	0.48%	0.90%	19.49	20.93	90,505	1,687,182	4.07%	4.39%	0.04%
	2015	0.60%	0.90%	18.73	20.05	141,345	2,756,136	2.83%	3.14%	0.00%
	2014	0.60%	0.90%	18.21	19.44	83,970	1,554,924	11.92%	12.25%	0.12%
	2013	0.60%	0.90%	16.28	17.31	155,899	2,560,785	29.49%	29.88%	0.25%
	2012	0.60%	0.90%	12.57	13.33	93,550	1,194,465	11.71%	12.04%	0.11%
ProFund VP Large-Cap Value
	2016	0.48%	0.90%	16.44	18.78	75,919	1,295,216	14.40%	14.75%	1.09%
	2015	0.60%	0.90%	14.32	16.36	80,669	1,249,305	-5.59%	-5.31%	0.90%
	2014	0.60%	0.90%	15.13	17.28	93,015	1,529,095	9.48%	9.81%	0.69%
	2013	0.60%	0.90%	13.77	15.74	97,629	1,463,934	28.73%	29.12%	1.07%
	2012	0.60%	0.90%	10.67	12.19	85,476	988,942	14.39%	14.73%	1.22%
ProFund VP Rising Rates Opportunity
	2016	0.48%	0.90%	2.30	5.16	604,806	1,576,845	-6.01%	-5.60%	0.00%
	2015	0.50%	0.90%	2.45	5.46	407,977	1,020,811	-2.47%	-2.08%	0.00%
	2014	0.50%	0.90%	2.51	5.58	468,747	1,196,374	-30.88%	-30.61%	0.00%
	2013	0.50%	0.90%	3.63	8.04	426,021	1,570,615	15.43%	15.90%	0.00%
	2012	0.50%	0.90%	3.15	6.94	507,525	1,611,165	-7.77%	-7.40%	0.00%
ProFund VP Small-Cap Growth
	2016	0.48%	0.90%	25.85	44.78	86,124	2,092,862	19.15%	19.63%	0.00%
	2015	0.50%	0.90%	21.63	37.43	112,805	2,479,909	0.27%	0.67%	0.00%
	2014	0.50%	0.90%	21.51	37.19	94,552	2,075,399	1.26%	1.66%	0.00%
	2013	0.50%	0.90%	21.18	36.58	111,100	2,402,005	39.17%	39.72%	0.00%
	2012	0.50%	0.90%	15.17	26.18	113,818	1,767,440	11.48%	11.92%	0.00%
ProFund VP Small-Cap Value
	2016	0.48%	0.90%	23.62	39.29	56,628	1,239,993	27.62%	28.13%	0.00%
	2015	0.50%	0.90%	18.46	30.66	48,856	941,161	-9.10%	-8.74%	0.00%
	2014	0.50%	0.90%	20.24	33.60	64,853	1,360,142	4.87%	5.29%	0.00%
	2013	0.50%	0.90%	19.25	31.91	75,571	1,499,177	36.44%	36.99%	0.16%
	2012	0.50%	0.90%	14.06	23.30	74,015	1,081,123	15.12%	15.58%	0.00%
ProFund VP Technology
	2016	0.48%	0.90%	20.92	46.19	328,056	6,472,557	11.34%	11.78%	0.00%
	2015	0.50%	0.90%	18.79	41.32	327,536	6,460,715	1.48%	1.89%	0.00%
	2014	0.50%	0.90%	18.51	40.56	362,873	7,018,648	17.06%	17.53%	0.00%
	2013	0.50%	0.90%	15.82	34.51	264,123	4,364,627	24.07%	24.57%	0.00%
	2012	0.50%	0.90%	12.75	27.70	267,198	3,543,907	9.32%	9.76%	0.00%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
ProFund VP U.S. Government Plus
	2016	0.48%	0.90%	$19.31	$38.19	114,583	$1,942,002	-1.20%	-0.82%	0.00%
	2015	0.50%	0.90%	19.49	38.50	100,966	2,028,750	-6.49%	-6.11%	0.00%
	2014	0.50%	0.90%	20.78	41.01	99,036	2,122,549	35.17%	35.72%	0.19%
	2013	0.50%	0.90%	15.33	30.22	140,671	2,218,823	-19.84%	-19.51%	0.26%
	2012	0.50%	0.90%	19.06	37.54	146,640	2,867,690	0.07%	0.47%	0.00%
T. Rowe Price Mid-Cap Growth Portfolio Class II
	2016	0.60%	0.90%	35.17	36.98	122,099	4,411,042	5.08%	5.40%	0.00%
	2015	0.60%	0.90%	33.47	35.08	138,381	4,749,222	5.32%	5.64%	0.00%
	2014	0.60%	0.90%	31.78	33.21	148,722	4,839,859	11.81%	12.15%	0.00%
	2013	0.60%	0.90%	28.42	29.61	165,726	4,812,958	35.18%	35.58%	0.00%
	2012	0.60%	0.90%	21.03	21.84	187,190	4,014,763	12.60%	12.94%	0.00%
Templeton Foreign VIP Fund Class 1
	2016	0.90%	0.90%	30.42	30.42	1,115,566	33,940,591	6.53%	6.53%	1.99%
	2015	0.90%	0.90%	28.56	28.56	1,250,902	35,726,336	-7.15%	-7.15%	3.44%
	2014	0.90%	0.90%	30.76	30.76	1,305,236	40,147,754	-11.69%	-11.69%	2.08%
	2013	0.90%	0.90%	34.83	34.83	1,360,482	47,383,920	22.17%	22.17%	2.57%
	2012	0.90%	0.90%	28.51	28.51	1,523,726	43,439,368	17.53%	17.53%	3.24%
Templeton Foreign VIP Fund Class 2
	2016	0.48%	0.60%	15.02	26.55	1,420,053	20,805,829	6.53%	6.64%	1.79%
	2015	0.50%	0.60%	14.10	24.90	1,344,276	20,105,272	-7.05%	-6.96%	3.22%
	2014	0.50%	0.60%	15.17	26.76	1,374,161	22,056,494	-11.66%	-11.57%	1.87%
	2013	0.50%	0.60%	17.18	30.26	1,422,978	25,727,169	22.23%	22.36%	2.35%
	2012	0.50%	0.60%	14.05	24.73	1,489,082	22,009,692	17.53%	17.64%	2.95%
Vanguard VIF Mid-Cap Index Portfolio
	2016	0.48%	0.90%	28.63	44.52	1,081,663	27,100,266	10.12%	10.56%	1.24%
	2015	0.50%	0.90%	25.92	40.27	903,305	25,043,659	-2.32%	-1.93%	1.22%
	2014	0.50%	0.90%	26.45	41.06	956,104	27,115,245	12.58%	13.03%	0.92%
	2013	0.50%	0.90%	23.43	36.33	1,022,374	25,748,887	33.72%	34.26%	1.17%
	2012	0.50%	0.90%	17.47	27.06	1,057,190	19,879,932	14.78%	15.24%	1.15%
Vanguard VIF REIT Index Portfolio
	2016	0.48%	0.90%	28.08	38.17	1,190,144	30,870,383	7.39%	7.82%	2.27%
	2015	0.50%	0.90%	26.07	35.40	909,266	28,825,758	1.31%	1.71%	1.81%
	2014	0.50%	0.90%	25.65	34.80	973,881	30,549,581	28.94%	29.46%	3.36%
	2013	0.50%	0.90%	19.84	26.88	1,005,981	24,445,116	1.41%	1.82%	2.03%
	2012	0.50%	0.90%	19.50	26.40	1,116,052	26,332,032	16.41%	16.87%	1.95%
Vanguard VIF Small Company Growth Portfolio
	2016	0.48%	0.90%	27.61	47.58	863,955	20,540,284	13.91%	14.36%	0.32%
	2015	0.50%	0.90%	24.17	41.61	750,379	19,372,619	-3.62%	-3.24%	0.36%
	2014	0.50%	0.90%	25.00	43.00	778,512	20,802,004	2.45%	2.86%	0.29%
	2013	0.50%	0.90%	24.33	41.80	824,943	21,527,841	45.23%	45.81%	0.66%
	2012	0.50%	0.90%	16.70	28.67	878,098	15,730,894	13.62%	14.08%	0.23%

(1)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Century VP International Fund Class I	$2,900,865	$4,623,196
American Century VP Value Fund Class II	3,505,227	3,512,059
American Funds Growth Fund Class 2	6,473,206	7,075,124
American Funds Growth-Income Fund Class 2	5,869,983	3,487,527
Delaware VIP High Yield Series Standard Class	2,967,833	2,448,836
Deutsche Small Cap Index VIP Portfolio Class B	1,410,204	1,345,233
Fidelity VIP Contrafund Portfolio Initial Class	8,434,640	9,313,040
Fidelity VIP Equity-Income Portfolio Initial Class	4,277,398	4,116,251
Fidelity VIP Growth Portfolio Initial Class	5,694,222	7,142,182
Fidelity VIP High Income Portfolio Initial Class	18,133	39,655
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	4,484,125	3,609,401
Fidelity VIP Mid Cap Portfolio Service Class 2	3,192,788	4,757,829
Franklin Small Cap Value VIP Fund Class 2	5,688,959	3,378,417
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	446,164	1,263,054
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	417,943	1,859,004
LVIP Delaware Bond Fund Service Class	4,057,598	4,339,109
LVIP Delaware Foundation Conservative Allocation Fund Service Class	2,204,930	3,890,558
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	9,240,846	2,833,772
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	1,640,816	5,984,074
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,003,639	1,144,920
LVIP Global Growth Allocation Managed Risk Fund Standard Class	325,739	1,944,655
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,218,930	2,061,401
LVIP Government Money Market Fund Standard Class	10,156,016	14,259,588
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	519,674	1,702,923
LVIP Managed Risk Profile 2010 Fund Standard Class	1,240,995	591,706
LVIP Managed Risk Profile 2020 Fund Standard Class	481,186	519,142
LVIP Managed Risk Profile 2030 Fund Standard Class	291,185	327,533
LVIP Managed Risk Profile 2040 Fund Standard Class	347,532	355,816
LVIP MFS International Growth Fund Standard Class	1,625,262	2,791,431
LVIP MFS Value Fund Standard Class	5,992,691	5,655,391
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	105,708	529,863
LVIP SSGA S&P 500 Index Fund Standard Class	8,271,131	16,197,823
LVIP SSGA Small-Cap Index Fund Standard Class	2,613,854	4,610,553
LVIP T. Rowe Price Growth Stock Fund Standard Class	1,438,503	11,486,179
LVIP Wellington Capital Growth Fund Standard Class	8,516,022	10,962,831
LVIP Wellington Mid-Cap Value Fund Standard Class	1,314,766	3,131,088
MFS VIT Research Series Initial Class	1,285,937	1,344,424
MFS VIT Utilities Series Initial Class	3,510,446	4,682,513
PIMCO VIT Total Return Portfolio Administrative Class	5,720,758	8,819,522
ProFund VP Asia 30	496,184	844,809
ProFund VP Europe 30	389,407	379,455
ProFund VP Financials	781,660	1,514,521
ProFund VP Health Care	751,869	2,352,354
ProFund VP Large-Cap Growth	834,874	1,819,984
ProFund VP Large-Cap Value	59,866	178,391

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ProFund VP Rising Rates Opportunity	$877,566	$286,144
ProFund VP Small-Cap Growth	975,248	1,589,551
ProFund VP Small-Cap Value	1,239,697	1,224,603
ProFund VP Technology	2,028,987	2,680,788
ProFund VP U.S. Government Plus	1,849,562	1,976,622
T. Rowe Price Mid-Cap Growth Portfolio Class II	307,015	589,040
Templeton Foreign VIP Fund Class 1	2,174,152	5,034,152
Templeton Foreign VIP Fund Class 2	1,985,824	1,988,401
Vanguard VIF Mid-Cap Index Portfolio	4,038,977	2,608,159
Vanguard VIF REIT Index Portfolio	6,942,852	4,464,364
Vanguard VIF Small Company Growth Portfolio	4,062,896	3,761,622

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Century VP International Fund Class I	1,486,232	$9.37	$13,925,992	$13,347,695
American Century VP Value Fund Class II	1,203,316	10.49	12,622,788	9,613,156
American Funds Growth Fund Class 2	755,776	66.92	50,576,500	45,509,182
American Funds Growth-Income Fund Class 2	839,229	44.00	36,926,089	34,256,990
Delaware VIP High Yield Series Standard Class	1,637,528	5.14	8,416,892	8,766,541
Deutsche Small Cap Index VIP Portfolio Class B	808,178	16.77	13,553,141	10,926,666
Fidelity VIP Contrafund Portfolio Initial Class	2,505,127	33.18	83,120,120	67,844,736
Fidelity VIP Equity-Income Portfolio Initial Class	1,695,709	21.97	37,254,736	35,804,959
Fidelity VIP Growth Portfolio Initial Class	558,352	59.31	33,115,869	23,578,761
Fidelity VIP High Income Portfolio Initial Class	65,051	5.38	349,972	471,184
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2,098,613	12.34	25,896,882	26,406,575
Fidelity VIP Mid Cap Portfolio Service Class 2	765,373	33.03	25,280,257	23,192,401
Franklin Small Cap Value VIP Fund Class 2	1,046,635	19.36	20,262,860	18,149,227
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	468,436	15.83	7,415,350	6,833,142
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	595,101	11.92	7,091,816	6,751,438
LVIP Delaware Bond Fund Service Class	1,295,248	13.42	17,378,349	18,048,635
LVIP Delaware Foundation Conservative Allocation Fund Service Class	2,147,307	13.55	29,091,715	33,583,392
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	909,541	27.13	24,675,856	29,392,744
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	2,105,341	30.02	63,202,329	51,215,457
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	297,675	13.33	3,968,002	3,841,535
LVIP Global Growth Allocation Managed Risk Fund Standard Class	370,307	13.06	4,835,468	4,516,018
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	880,775	13.51	11,901,908	11,012,360
LVIP Government Money Market Fund Standard Class	2,058,826	10.00	20,588,256	20,588,255
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	694,244	15.62	10,842,698	8,048,310
LVIP Managed Risk Profile 2010 Fund Standard Class	264,644	11.19	2,961,631	3,159,790
LVIP Managed Risk Profile 2020 Fund Standard Class	137,143	11.21	1,536,830	1,545,981
LVIP Managed Risk Profile 2030 Fund Standard Class	118,884	10.85	1,290,009	1,349,511
LVIP Managed Risk Profile 2040 Fund Standard Class	60,086	10.34	621,109	641,946
LVIP MFS International Growth Fund Standard Class	2,143,907	13.71	29,382,243	26,119,922
LVIP MFS Value Fund Standard Class	1,339,661	37.93	50,809,325	32,149,344
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	106,816	11.23	1,199,225	1,146,785
LVIP SSGA S&P 500 Index Fund Standard Class	8,209,351	15.56	127,753,923	82,525,114
LVIP SSGA Small-Cap Index Fund Standard Class	1,546,991	28.75	44,480,631	28,067,452
LVIP T. Rowe Price Growth Stock Fund Standard Class	1,617,301	33.21	53,704,082	33,126,271
LVIP Wellington Capital Growth Fund Standard Class	2,635,357	35.92	94,667,299	69,860,870
LVIP Wellington Mid-Cap Value Fund Standard Class	804,974	25.20	20,285,341	12,599,352
MFS VIT Research Series Initial Class	429,482	26.00	11,166,527	8,636,785
MFS VIT Utilities Series Initial Class	1,157,407	26.81	31,030,083	30,647,150
PIMCO VIT Total Return Portfolio Administrative Class	6,239,945	10.64	66,393,016	68,053,346
ProFund VP Asia 30	126,995	47.26	6,001,767	6,847,799

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ProFund VP Europe 30	157,704	$20.84	$3,286,557	$3,536,232
ProFund VP Financials	62,437	35.57	2,220,880	1,779,083
ProFund VP Health Care	90,387	64.39	5,820,046	4,826,722
ProFund VP Large-Cap Growth	29,352	57.48	1,687,153	1,596,204
ProFund VP Large-Cap Value	31,189	41.53	1,295,274	1,074,875
ProFund VP Rising Rates Opportunity	29,114	52.92	1,540,686	1,784,787
ProFund VP Small-Cap Growth	55,252	37.88	2,092,947	1,851,468
ProFund VP Small-Cap Value	26,823	46.23	1,240,044	997,028
ProFund VP Technology	207,909	31.13	6,472,236	5,154,401
ProFund VP U.S. Government Plus	87,559	22.68	1,985,848	2,103,337
T. Rowe Price Mid-Cap Growth Portfolio Class II	178,935	24.65	4,410,742	4,016,901
Templeton Foreign VIP Fund Class 1	2,443,545	13.89	33,940,836	36,205,713
Templeton Foreign VIP Fund Class 2	1,528,259	13.61	20,799,612	20,909,774
Vanguard VIF Mid-Cap Index Portfolio	1,283,813	21.11	27,101,296	22,587,728
Vanguard VIF REIT Index Portfolio	2,290,230	13.48	30,872,301	28,535,457
Vanguard VIF Small Company Growth Portfolio	955,150	21.50	20,535,723	18,327,102

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Fund Class I	276,831	(331,058)	(54,227)
American Century VP Value Fund Class II	224,992	(179,049)	45,943
American Funds Growth Fund Class 2	533,598	(282,235)	251,363
American Funds Growth-Income Fund Class 2	378,386	(149,845)	228,541
Delaware VIP High Yield Series Standard Class	202,163	(152,919)	49,244
Deutsche Small Cap Index VIP Portfolio Class B	103,553	(55,366)	48,187
Fidelity VIP Contrafund Portfolio Initial Class	357,336	(248,110)	109,226
Fidelity VIP Equity-Income Portfolio Initial Class	127,535	(184,244)	(56,709)
Fidelity VIP Growth Portfolio Initial Class	125,348	(302,840)	(177,492)
Fidelity VIP High Income Portfolio Initial Class	—	(1,771)	(1,771)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	383,906	(216,235)	167,671
Fidelity VIP Mid Cap Portfolio Service Class 2	292,563	(163,550)	129,013
Franklin Small Cap Value VIP Fund Class 2	229,525	(125,030)	104,495
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	104,959	(80,005)	24,954
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	31,553	(131,603)	(100,050)
LVIP Delaware Bond Fund Service Class	215,390	(205,346)	10,044
LVIP Delaware Foundation Conservative Allocation Fund Service Class	68,903	(154,260)	(85,357)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	38,705	(161,724)	(123,019)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	155,791	(134,760)	21,031
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	77,026	(82,034)	(5,008)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	28,941	(170,851)	(141,910)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	95,177	(161,699)	(66,522)
LVIP Government Money Market Fund Standard Class	632,350	(901,633)	(269,283)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	49,570	(77,440)	(27,870)
LVIP Managed Risk Profile 2010 Fund Standard Class	88,153	(46,945)	41,208
LVIP Managed Risk Profile 2020 Fund Standard Class	33,838	(41,878)	(8,040)
LVIP Managed Risk Profile 2030 Fund Standard Class	21,295	(27,212)	(5,917)
LVIP Managed Risk Profile 2040 Fund Standard Class	29,225	(31,438)	(2,213)
LVIP MFS International Growth Fund Standard Class	187,755	(175,707)	12,048
LVIP MFS Value Fund Standard Class	215,482	(106,490)	108,992
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	8,627	(53,018)	(44,391)
LVIP SSGA S&P 500 Index Fund Standard Class	532,069	(555,618)	(23,549)
LVIP SSGA Small-Cap Index Fund Standard Class	37,025	(80,626)	(43,601)
LVIP T. Rowe Price Growth Stock Fund Standard Class	113,194	(438,186)	(324,992)
LVIP Wellington Capital Growth Fund Standard Class	40,825	(214,137)	(173,312)
LVIP Wellington Mid-Cap Value Fund Standard Class	102,087	(104,811)	(2,724)
MFS VIT Research Series Initial Class	6,155	(59,590)	(53,435)

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS VIT Utilities Series Initial Class	204,631	(143,602)	61,029
PIMCO VIT Total Return Portfolio Administrative Class	605,419	(457,799)	147,620
ProFund VP Asia 30	48,950	(44,674)	4,276
ProFund VP Europe 30	29,775	(32,111)	(2,336)
ProFund VP Financials	75,630	(149,792)	(74,162)
ProFund VP Health Care	118,009	(127,300)	(9,291)
ProFund VP Large-Cap Growth	81,712	(132,552)	(50,840)
ProFund VP Large-Cap Value	5,995	(10,745)	(4,750)
ProFund VP Rising Rates Opportunity	374,413	(177,584)	196,829
ProFund VP Small-Cap Growth	48,954	(75,635)	(26,681)
ProFund VP Small-Cap Value	71,692	(63,920)	7,772
ProFund VP Technology	159,541	(159,021)	520
ProFund VP U.S. Government Plus	106,562	(92,945)	13,617
T. Rowe Price Mid-Cap Growth Portfolio Class II	992	(17,274)	(16,282)
Templeton Foreign VIP Fund Class 1	33,566	(168,902)	(135,336)
Templeton Foreign VIP Fund Class 2	204,509	(128,732)	75,777
Vanguard VIF Mid-Cap Index Portfolio	267,419	(89,061)	178,358
Vanguard VIF REIT Index Portfolio	410,833	(129,955)	280,878
Vanguard VIF Small Company Growth Portfolio	266,582	(153,006)	113,576

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Fund Class I	151,720	(103,995)	47,725
American Century VP Value Fund Class II	64,740	(159,928)	(95,188)
American Funds Growth Fund Class 2	71,737	(162,120)	(90,383)
American Funds Growth-Income Fund Class 2	90,805	(188,789)	(97,984)
Delaware VIP High Yield Series Standard Class	121,125	(170,456)	(49,331)
Deutsche Small Cap Index VIP Portfolio Class B	12,290	(66,299)	(54,009)
Fidelity VIP Contrafund Portfolio Initial Class	40,684	(337,355)	(296,671)
Fidelity VIP Equity-Income Portfolio Initial Class	37,489	(173,046)	(135,557)
Fidelity VIP Growth Portfolio Initial Class	58,330	(192,518)	(134,188)
Fidelity VIP High Income Portfolio Initial Class	7	(2,411)	(2,404)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	226,334	(176,754)	49,580
Fidelity VIP Mid Cap Portfolio Service Class 2	38,240	(101,511)	(63,271)
Franklin Small Cap Value VIP Fund Class 2	25,593	(51,376)	(25,783)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	29,840	(106,728)	(76,888)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	139,288	(146,974)	(7,686)
LVIP Delaware Bond Fund Service Class	173,367	(94,881)	78,486
LVIP Delaware Foundation Conservative Allocation Fund Service Class	50,253	(122,211)	(71,958)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	120,338	(196,388)	(76,050)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	39,009	(114,006)	(74,997)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	24,255	(25,355)	(1,100)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	34,639	(73,464)	(38,825)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	44,995	(80,744)	(35,749)
LVIP Government Money Market Fund Standard Class	504,390	(579,806)	(75,416)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	10,620	(47,819)	(37,199)
LVIP Managed Risk Profile 2010 Fund Standard Class	2,723	(11,340)	(8,617)
LVIP Managed Risk Profile 2020 Fund Standard Class	16,247	(10,138)	6,109
LVIP Managed Risk Profile 2030 Fund Standard Class	16,514	(8,171)	8,343
LVIP Managed Risk Profile 2040 Fund Standard Class	8,126	(14,168)	(6,042)
LVIP MFS International Growth Fund Standard Class	182,312	(257,531)	(75,219)
LVIP MFS Value Fund Standard Class	20,389	(125,789)	(105,400)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	5,872	(19,065)	(13,193)
LVIP SSGA S&P 500 Index Fund Standard Class	129,322	(785,094)	(655,772)
LVIP SSGA Small-Cap Index Fund Standard Class	15,524	(138,153)	(122,629)
LVIP T. Rowe Price Growth Stock Fund Standard Class	120,059	(232,432)	(112,373)
LVIP Wellington Capital Growth Fund Standard Class	44,143	(291,601)	(247,458)
LVIP Wellington Mid-Cap Value Fund Standard Class	60,145	(116,258)	(56,113)
MFS VIT Research Series Initial Class	6,878	(63,270)	(56,392)
MFS VIT Utilities Series Initial Class	34,614	(133,235)	(98,621)

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Total Return Portfolio Administrative Class	109,836	(546,169)	(436,333)
ProFund VP Asia 30	52,126	(71,756)	(19,630)
ProFund VP Europe 30	63,677	(61,939)	1,738
ProFund VP Financials	111,134	(143,073)	(31,939)
ProFund VP Health Care	80,238	(96,592)	(16,354)
ProFund VP Large-Cap Growth	104,478	(47,103)	57,375
ProFund VP Large-Cap Value	37,259	(49,605)	(12,346)
ProFund VP Rising Rates Opportunity	77,240	(138,010)	(60,770)
ProFund VP Small-Cap Growth	44,255	(26,002)	18,253
ProFund VP Small-Cap Value	4,680	(20,677)	(15,997)
ProFund VP Technology	94,159	(129,496)	(35,337)
ProFund VP U.S. Government Plus	41,209	(39,279)	1,930
T. Rowe Price Mid-Cap Growth Portfolio Class II	1,487	(11,828)	(10,341)
Templeton Foreign VIP Fund Class 1	57,608	(111,942)	(54,334)
Templeton Foreign VIP Fund Class 2	71,034	(100,919)	(29,885)
Vanguard VIF Mid-Cap Index Portfolio	83,741	(136,540)	(52,799)
Vanguard VIF REIT Index Portfolio	64,584	(129,199)	(64,615)
Vanguard VIF Small Company Growth Portfolio	57,195	(85,328)	(28,133)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account JF-A at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 27, 2017

Part C - Ensemble II

Item 26:                         Exhibits

(1)                                 Resolution of Board of Directors of the Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984. (1)

(2)                                 N/A

(3)                                 Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. (2).

(4)                                 Policy (3)

Specimen Riders (4)

(a)                                 Waiver of Premium Disability Rider (5)

(b)                                 Accidental Death Benefit Rider (5)

(c)                                  Children’s Term Insurance Rider (5)

(d)                                 Accelerated Benefits Rider (5)

(e)                                  Guaranteed Death Benefit Rider (5)

(f)                                   Guaranteed Insurability Option Rider (5)

(g)                                  Terminal Illness Accelerated Benefit Rider (5)

(h)                                 Extension of Maturity Date Rider (5)

(i)                                     Waiver of Specified Premium Rider (5)

(j)                                    Primary Insured Term Rider (5)

(k)                                 Other Insured Term Rider (5)

(5)                                 Specimen Application (6)

(6)                                 (a)         Articles of Incorporation of The Lincoln National Life Insurance Company(7)

(b)                                 By-laws of The Lincoln National Life Insurance Company(8)

(7)                                 Reinsurance Contracts(5)

(8)                                 Fund Participation Agreement between The Lincoln National Life Insurance Company and:

(a)                                 American Century Variable Portfolios, Inc. (11)

(b)                                 American Funds Insurance Series(11)

(c)                                  Delaware VIP Trust(13)

(d)                                 Deutsche Investments VIT Funds(9)

(e)                                  Fidelity(R) Variable Insurance Products(13)

(f)                                   Franklin Templeton Variable Insurance Products Trust(13)

(g)                                  Goldman Sachs Variable Insurance Trust(13)

(h)                                 Lincoln Variable Insurance Products Trust(14)

(i)                                     MFS(R) Variable Insurance Trust(13)

(j)                                    PIMCO Variable Insurance Trust(13)

(k)                                 ProFunds VP(10)

(l)                                     T. Rowe Price Equity Series, Inc. (10)

(m)                             Vanguard Variable Insurance Fund(10)

(9)                                 Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity of NewYork. (12)

(10)                          N/A

(11)                          Opinion and Consent of John L. Reizian, Esq.

(12)                          N/A

(13)                          N/A

(14)                          Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

(15)                          N/A

(16)                          N/A

(17)                          Compliance Procedures (11)

(1)                                 Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No.: 033-7734) filed on April 18, 1996.

(2)                                 Incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No.: 333-61554) filed on December 18, 2007.

(3)                                 Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No: 033-7734) filed on April 17, 1996.

(4)                                 Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No.: 33-77496) filed on April 22, 1996.

(5)                                 Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 33-7734) filed on April 28, 2003.

(6)                                 Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(7)                                 Incorporated by reference to Pre-Effective Amendment No. 1 (File No.: 333-04999) filed on September 24, 1996.

(8)                                 Incorporated by reference to Post-Effective Amendment No. 3 (File No.: 333-118478) filed on April 5, 2007.

(9)                                 Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No.: 333-146507) filed on April 2, 2013.

(10)                          Incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No.: 333-125790) filed on April 1, 2015.

(11)                          Incorporated by reference to Post-Effective Amendment No. 26 on From N-6 (File No.: 333-146507) filed on April 3, 2017.

(12)                          Incorporated by reference to Registration Statement on Form N-4 (File No.: 333-147673) filed on November 28, 2007.

(13)                          Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

(14)                          Incorporated by reference to Post-Effective Amendment No. 24 (File No.: 333-146507) filed on April 1, 2016.

Item 27. Directors and Officers of the Depositor

Name	Positions and Offices with Directors

Dennis R. Glass**	President and Director
Jeffrey D. Coutts**	Senior Vice President, Treasurer
Keith J. Ryan*	Vice President and Director
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director

*                                         Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

**                                  Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

***                           Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-effective Amendment No: 42 on Form N-4 File No: 333-138190 filed on February 22, 2017)

Item 29. Indemnification

(a) Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Lincoln Financial Distributors, Inc. is the Principal Underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter

Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O’Neill*	Senior Vice President, Chief Operating Officer
Andrew J. Bucklee*	Senior Vice President and Director
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director

* Principal Business address is 150 North Radnor Chester Road, Philadelphia, PA 19102

** Principal Business address is 350 Church Street, Hartford, CT 06103

*** Principal Business address is 100 N. Greene Street, Greensboro, NC 27401

(c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account JF-A, has caused this Post-Effective Amendment No. 12 to the Registration Statement (File No.: 333-144274; 811-4160; CIK No. 000757552) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 27th day of April, 2017.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account JF-A
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement (File No.: 333-144274; 811-4160; CIK No. 000757552) on Form N-6 has been signed below on April 27, 2017, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

Senior Vice President and Director
Mark E. Konen

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 333-207968: 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 333-212681; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 333-212680; 333-212682; 333-214143; 333-214144; 333-214235; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

No longer with the company	Executive Vice President and Director
Mark E. Konen

/s/ Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: November 2016